Securities Act File No. 333-158133
Investment Company Act File No. 811-22282

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No. 2	☒
Post-Effective Amendment No.	☐

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 2	☒

(Check appropriate box or boxes.)

Cook & Bynum Funds Trust
(Exact name of Registrant as Specified in Charter)

2204 Lakeshore Drive, Suite 218
Birmingham, AL 35209
(Address of Principal Executive Office)(Zip Code)

205-994-2815
(Registrant's Telephone Number, including Area Code)

Mr. J. Dowe Bynum

2204 Lakeshore Drive, Suite 218
Birmingham, AL  35209
(Name and Address of Agent for Service)

With copies to:

David J. Baum, Esq.
Alston & Bird LLP
950 F Street, N.W.
Washington, DC 20004

Approximate Date of Proposed Public Offering:  As soon as practicable following effective date.

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b)
☐ on (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to the provisions of Rule  24f-2 under the Investment Company Act of 1940, Registrant declares that an indefinite number of its shares of beneficial interest are being registered under the Securities Act of 1933 by this Registration Statement.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECAME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  The Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, Dated June 22, 2009

June [    ], 2009

PROSPECTUS

THE COOK & BYNUM FUND
(the "Fund")

A SERIES OF COOK & BYNUM FUNDS TRUST
(the "Trust")

Lakeshore Park Plaza
2204 Lakeshore Drive
Suite 218
Birmingham, AL 35209
205-994-2815

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?	1
WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?	1
WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?	3
HOW HAS THE FUND PERFORMED IN THE PAST?	6
WHAT ARE THE FUND'S FEES AND EXPENSES?	6
AN EXAMPLE OF EXPENSES OVER TIME	7
THE FUND'S INVESTMENT ADVISER	7
The Adviser	7
The Portfolio Managers	7
Conflicts of Interest	8
Compensation to Financial Service Organizations	9
HOW TO BUY AND SELL SHARES OF THE FUND	9
INVESTING IN THE FUND	9
Determining Share Prices	9
Minimum Investment Amounts	10
Opening and Adding To Your Account	10
Purchasing Shares By Mail	11
Purchasing Shares by Wire Transfer	11
Purchases Through Financial Service Organizations	12
Purchasing Shares by Automatic Investment Plan	13
Purchasing Shares by Telephone	13
Miscellaneous Purchase Information	13
Policies Regarding Frequent Trading of Fund Shares	14
HOW TO SELL (REDEEM) YOUR SHARES	16
By Mail	16
Medallion Signature Guarantees	17
By Telephone	17

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By Wire	18
Redemption At The Option Of The Fund	18
Redemption Fee	18
Redemptions in Kind	19
DIVIDENDS AND DISTRIBUTIONS	19
TAX CONSIDERATIONS	19
GENERAL INFORMATION	20
FOR MORE INFORMATION	21

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THE COOK & BYNUM FUND
(the “Fund”)

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is long-term growth of capital. 1

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
Cook & Bynum Capital Management, LLC (the “Adviser”) attempts, under normal circumstances, to achieve the Fund’s investment objective by acquiring underpriced equity securities of U.S. and non-U.S. companies and holding them until they reach, in the Adviser’s opinion, full value.  In pursuing this strategy, the Adviser focuses upon equity securities, including common stocks, depository receipts, limited partnership interests, business trust shares, securities convertible into equity, and rights and warrants to subscribe for the purchase of such equity securities, without regard to market capitalization or other categorizations.  The Adviser can invest up to 100% of the Fund’s assets using this strategy (after accounting for cash needs).  However, it is not always possible to find enough undervalued equity securities to fill a portfolio, and the Adviser believes that it is unwise to buy when it cannot find bargains relative to all other available investment options.  Accordingly, in instances where the Adviser is unable to source sufficient equity opportunities for the Fund, it seeks to supplement the equity portion of the Fund’s portfolio with investments in “special situations,” “foreign debt” and “cash positions,” as described in more detail below. The Fund is a non-diversified mutual fund, but intends to adhere to the minimum diversification requirements required of a regulated investment company under Section 851 of the Internal Revenue Code (“IRC”).

In pursuing its objective, the Fund uses a value investment philosophy in selecting equity securities.  This investment philosophy is based upon the belief that, over time, an undervalued company’s stock price will converge with its true intrinsic value.  The Adviser defines intrinsic value as the actual value of a company based on an underlying perception of its true value including all facets of the business, both tangible and intangible.  The Fund uses fundamental analysis to assess the intrinsic value of a targeted enterprise.  This analysis attempts to identify and quantify certain desirable characteristics of a company.  Such characteristics include proven management, well-reasoned capital allocation policies, a conservative balance sheet and accounting, sustainable competitive advantage, potential for long-term growth, low market price in comparison to tangible asset values, significant free cash flow and intelligent investment of excess cash.  The Adviser defines free cash flow as the cash a company would produce annually from operations after all cash expenditures necessary to maintain the business in its current status.  The Adviser sells securities based on a simple opportunity cost analysis.  If the Adviser believes that the price of a security has gotten so high relative to the Adviser’s appraised value of the security that a margin of safety no longer exists and that the Fund would be better served by holding cash or an alternate security, the subject portfolio security will be sold.  Similarly, the Adviser will sell relatively overpriced to value securities to buy relatively underpriced to value securities.  The third selling criterion is if a material adverse change occurs in the business or economics of a security such that either the Adviser cannot value it or its valuation is lowered below the opportunity cost for other investments.  In such cases, the security will generally be sold.  The Adviser makes every effort to hold onto securities until they reach the Adviser’s appraised value and, in the Adviser’s opinion, no longer represent sound bargains.
______________________________
1 The Board of Trustees reserves the right to change the investment objective of the Fund, in its sole discretion, upon sixty (60) days prior notice to current shareholders.

As noted above, in order to supplement the equity portion of the Fund’s portfolio during periods of limited opportunity or unfavorable valuation in this type of security, the Adviser may also make investments in “special situations,” “foreign debt” and “cash positions.”  Since the Fund’s goal is long term growth, the Adviser contemplates a wide range of investment options for the Fund within these categories so long as such opportunity meets the overarching requirement of: (1) protecting capital; and (2) providing the maximum growth potential at the lowest possible risk.  A potential investment should offer a high probability of an acceptable rate of return over time with low business risk (or credit risk, business risk and market risk for a bond).

Special Situations.  The Fund also intends to invest in special situations from time to time to achieve its investment objective.  A special situation arises when, in the opinion of the Adviser, the securities of a particular company are expected to appreciate within a reasonable time due to developments particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.  Developments creating special situations include the following: liquidations or reorganizations, including those involving companies in or facing bankruptcy, recapitalizations or mergers, material litigation, management changes and technological developments.  Investments in special situations may be either equity securities or fixed-income securities, such as corporate debt, which may be in distress as a result of economic or company specific developments.  Special situation investments may include high yield fixed-income securities or “junk bonds” (i.e., securities that are rated below investment grade by Standard & Poor’s (“S&P”) or by another nationally recognized statistical rating organization (“NRSRO”) or similar unrated securities).  The Fund can invest up to 35% of its assets in special situation investments, including junk bonds.

Foreign Debt.  The Fund may invest in fixed-income securities of non-U.S. issuers, including  corporate debt securities of non-U.S. companies and short-term debt obligations of foreign governments and other foreign money-market instruments.  Short-term debt obligations of foreign governments will generally have a maturity of six months or less and a credit rating of “A” or better by S&P or a similar rating by another NRSRO.  Other debt securities of non-U.S. companies, including junk bonds, may be purchased without regard to NRSRO ratings and would generally fall under the category of “special situations.”  Generally, the Adviser will chose to invest in foreign debt securities because the Adviser believes that a security is mispriced and represents a capital gain opportunity.  The Adviser does not generally invest in such securities for their income potential.

Foreign Securities.  Equity and debt securities of non-U.S. issuers are referred to as “foreign securities.”  The Fund may invest up to 100% of its assets in foreign securities and up to 50% of its assets in foreign securities from emerging markets and up to 50% of its assets in foreign debt.

Cash Positions.  There may be periods when both equity and debt securities are overpriced or the where the Adviser may not be able to find enough securities to satisfy the IRC diversification requirements.  At such time, investing in cash and cash alternatives (including U.S. Treasuries) is the default option for the Fund.  The Fund may invest up to 100% of its assets in this strategy.  When the Fund holds a significant portion of its assets in cash and cash alternatives, it may not meet its investment objective.

In the absence of compelling long-term equity or debt investments, the Fund seeks to be opportunistic when the market presents attractive risk/reward scenarios, especially when both equity and debt securities are overpriced.  To avoid running afoul of the IRC diversification requirements as a result of a lack of available debt and equity opportunities, and to preserve capital and minimize losses, the Adviser will select cash alternatives as a preferred means of investment until such time as compelling long-term investments become available.  When making portfolio allocation decisions, the Adviser compares its most attractive stock ideas against the cash alternatives, and will hold cash and cash equivalents in the absence of other attractive positions.  These include U.S. Government securities, money-market funds, repurchase agreements and other high quality money market instruments The Fund seeks to maintain a certain level of liquidity in its portfolio to meet operating requirements and take advantage of new investment opportunities.  In an adverse market climate, cash and cash reserves may comprise a significant percentage of the Fund’s portfolio.

The Fund may also use other non-principal investment strategies, which are described in the Fund’s Statement of Additional Information (“SAI”).

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

General Risks.  There is no assurance that the Fund will meet its investment objective; investors may lose money by investing in the Fund.  As with all mutual funds, an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will fluctuate reflecting day-to-day changes in market conditions, interest rates and numerous other factors.

Market Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities.  Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.  The Fund may experience a substantial or complete loss on an individual stock.

Value Style Risk.  Over time, a value investing style may go in and out of favor, causing the Fund to sometime underperform other equity funds that use different investing styles. The value approach to investing involves the risk that value stocks may remain undervalued.  Value stocks as a group may underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks.

Non-Diversified Portfolio Risk.  The Fund is “non-diversified,” meaning that it invests its assets in a smaller number of companies than many other funds.  As a result, your investment in the Fund has the risk that changes in the value of a single security may have a significant effect on the Fund’s net asset value (NAV).  Lack of broad diversification also may cause the Fund to be more susceptible to economic, political or regulatory events than a diversified fund. Although the Fund intends to satisfy the IRC diversification requirements required of a regulated investment company, those requirements are not as stringent as those required of a diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act").

Special Situations Risk.  Investments in companies involved in special situations, such as reorganizations or restructurings, may involve greater risks when compared to the Fund’s other strategies due to a variety of factors.  A reorganization or other restructuring pending at the time the Fund invests in a security may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund.  Reorganizations and restructurings that result from actual or potential bankruptcies carry additional risk and the securities of such companies involved in these types of activities are generally more likely to lose value than the securities of more financially stable companies.  Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers, the possibility that the issuer’s management may be addressing a type of situation with which it has little experience, and the fact that the market prices of such securities are subject to above-average price volatility.  Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where the Fund may be unable to recoup some or all of its investment.

Foreign Securities Risk.  The Fund has the ability to invest in foreign securities, and, from time to time, a significant percentage of the Fund’s assets may be composed of foreign investments. Securities of foreign issuers, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant additional risk.  These risks can include political and economic instability, foreign taxation, different or lower standards in accounting, auditing and financial reporting, less-developed securities regulation and trading systems, fluctuations in foreign currency exchange rates, and the risk that a country may impose controls on the exchange or repatriation of foreign currency, any of which could negatively affect the Fund.  Many of these risks are greater when investing in countries with developing economies and securities markets, also known as “emerging markets.” Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Currency Risk.  The Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s investments in foreign securities.  An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline.  Currency risk may be hedged or unhedged, however, currency hedging is not a principal investment strategy of the Fund.  Unhedged currency exposure may result in gains or losses as a result of the change in the relationship between the U.S. dollar and the respective foreign currency.

Interest Rate Risk. Interest rates have an effect on the value of the Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of the Fund’s securities, the more sensitive the Funds will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration). Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates.

Credit Risk.  The Fund’s fixed income investments are subject to credit risk.  The value of a debt instrument depends, in part, on the issuer’s or borrower's credit quality or ability to pay principal and interest when due. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument's credit rating is downgraded by a credit rating agency. The value of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, and regulatory conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, and regulatory conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the value of a debt instrument. For certain types of instruments the value of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults. Lower quality debt instruments and certain unrated debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Lower quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for lower quality debt instruments and certain unrated debt instruments can be less liquid, especially during periods of recession or general market decline.  The Fund does not rely on third party credit ratings to select its investments.

Small to Medium Capitalization Risk.  The Fund has the ability to invest in securities of companies with small to medium market capitalizations.  Such companies may be engaged in business within a narrow geographic region, be less well known to the investment community and have more volatile share prices.  Also, companies with smaller market capitalizations often lack management depth, have narrower market penetrations, less diverse product lines and fewer resources than larger companies.  Moreover, the securities of such companies often have less market liquidity and as a result, their stock prices often react more strongly to changes in the marketplace.

Micro-Cap Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

High Yield or “Junk” Securities Risk.  Investments in fixed-income securities that are rated below investment grade by one or more NRSROs (“high yield securities” also known as “junk securities”) may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities.  High yield securities are also generally considered to be subject to greater market risk than higher-rated securities.  The capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.  In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities.  The market for high yield securities may be less liquid than the market for higher-rated securities.  This can adversely affect the Fund’s ability to buy or sell optimal quantities of high yield securities at desired prices.

Management Risk.  The Adviser has never managed a registered fund and the Fund has no operating history.  Performance of individual securities can vary widely.  The investment decisions of the Adviser may cause the Fund to underperform benchmark indices.  The Fund may also underperform other mutual funds with similar investment strategies.  The Adviser may be incorrect in an assessment of a particular industry or company, or the investment adviser may not buy chosen securities at the lowest possible prices or sell securities at the highest possible prices.  As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.

New Fund Risk.  The Fund is newly formed and therefore has no performance history for investors to evaluate.  In addition, certain types of transactions may have a disproportionate impact on the Fund’s performance due to the Fund’s small size.  The Fund may also not grow to an economically viable size and thus may be liquidated at a time that is not beneficial for all of its shareholders

Further discussion about other non-principal risks of investing in the Fund may be found in the Fund’s SAI.

HOW HAS THE FUND PERFORMED IN THE PAST?

Because this is a new Fund that does not yet have an operating history, a performance bar chart and table describing the Fund's annual performance and comparing that performance to appropriate indices is not yet available.  Performance information will be included in the Fund's first semi-annual and annual reports, which will be sent to you without charge at your request.  Simply contact the Fund at 1-877-839-COBY.

WHAT ARE THE FUND'S FEES AND EXPENSES?

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)[1]

Maximum Sales Charge (Load)
Imposed on Purchases	NONE
Maximum Deferred Sales	NONE
Charge (Load)
Redemption Fee (as a percentage of the total amount) [2]	2.00%

Annual Fund Operating Expenses:
(Expenses that are deducted from Fund assets expressed as a percentage of net assets)

Management Fee	1.50%
Distribution and/or Shareholder Servicing (12b-1) Fees	0.00%
Acquired Fund Fees and Expenses	0.02%
Other Expenses [3]	2.12%
Total Annual Fund Operating Expenses	3.64%
Fee Reduction and/or Expense Reimbursement[4]	-1.76%
Net Expenses	1.88%

1.	Please note that your financial institution may charge a fee to wire funds.
2.	The Fund will impose a 2.00% redemption fee on Shares redeemed within 60 days of the date of purchase. See “Redemption Fee” below.

3.	Because the Fund is a new fund, “Other Expenses” are based on estimated amounts for the current fiscal year, but include expense amounts that would have been incurred absent fee waiver arrnagements.
4.
Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent that Total Fund Operating Expenses exceed 1.88%. This agreement is in effect through February 1, 2011 and thereafter is reevaluated on an annual basis. The expense reimbursement arrangement relates to aggregate expenses of every character incurred by the Fund, including but not limited to organizational expenses and investment management fees but excluding interest, taxes, brokerage commissions and other extraordinary expenses not incurred in the ordinary course of the Fund's business. Without this agreement expenses for shares of the Fund would be higher. The Adviser may be permitted to recover expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below an annual rate of 1.88%. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred.

AN EXAMPLE OF EXPENSES OVER TIME

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$191	$951

THE FUND'S INVESTMENT ADVISER

The Adviser

Cook & Bynum Capital Management, LLC (the “Adviser”), Lakeshore Park Plaza, 2204 Lakeshore Drive, Suite 218, Birmingham, AL 35209 serves as investment adviser to the Fund.  The Adviser is a Delaware limited liability company and is registered with the Securities and Exchange Commission as an investment adviser.

The Adviser's principal business and occupation is to provide financial management and advisory services to individuals, corporations, and other institutions, including hedge funds, throughout the United States.  The Adviser has been investment adviser to the Fund since its inception.  The Adviser manages the investment portfolio and business affairs of the Fund under an Investment Advisory Agreement with the Fund.

For its investment advisory services to the Fund, the Fund pays to the Adviser, on the last day of each month, an annualized fee equal to 1.50% of the average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund.

The Investment Management Agreement (the “Agreement”) was unanimously approved by the Trust’s Board of Trustees (the “Board”) at its initial meeting held on May 19, 2009 (the “Board Meeting”) and unanimously approved by the Fund’s shareholders on May 26, 2009.  At the Board Meeting, the Trustees considered a number of factors that they determined were material to the approval of the Agreement.  The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services.  A more complete discussion of the approval of the Investment Advisory Agreement will be in the Fund’s first Annual Report which is expected to cover the period ended September 30, 2009 when published.

The Portfolio Managers

The following individuals serve as portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio:

Richard P. Cook
Mr. Richard P. Cook is a Principal of the Adviser and acts as a portfolio manager for the Fund.  Mr. Cook is also President of Cook & Bynum Funds Trust (the “Trust”).  Mr. Cook has been a Principal and Portfolio Manager of the Adviser since the Adviser’s inception in 2006.  Before forming the Adviser, Mr. Cook managed individual accounts at BDR Jennings LLC, in Birmingham, Alabama from August 2001 to December 2006, which also served as sub-advisor to private investment funds Gullane Capital Partners LLC and Gullane Capital Partners Encore LLC from June 2004 to December 2006.  Previously, Mr. Cook worked for Tudor Investment Corporation in Greenwich, Connecticut.  Mr. Cook attended Hampden-Sydney College where he graduated with a B.S. in Economics and Mathematics Summa Cum Laude and was a member of Phi Beta Kappa.  Mr. Cook has approximately 10 years of investment management experience.

J. Dowe Bynum
Mr. J. Dowe Bynum is a Principal of the Adviser and acts as a portfolio manager for the Fund.  Mr. Bynum is also Vice-President and Secretary of the Trust.  Mr. Bynum has been a Principal and portfolio manager of the Adviser since the Adviser’s inception in 2006.  Before forming the Adviser, Mr. Bynum also managed individual accounts at BDR Jennings LLC, in Birmingham, Alabama from August 2001 to December 2006, which also served as sub-advisor to private investment funds Gullane Capital Partners LLC and Gullane Capital Partners Encore LLC from June 2004 to December 2006.    Prior to the formation of BDR Jennings LLC, Mr. Bynum worked as an analyst in the Equities Division of Goldman, Sachs & Co., Inc. in New York, New York.  Mr. Bynum attended Princeton University and graduated with a B.S.E. in Operations Research & Financial Engineering and a Certificate in Finance.  Mr. Bynum has approximately 9 years of investment management experience.

Mr. Cook and Mr. Bynum have been portfolio managers of the Fund since the Fund’s inception.

The Trust does not directly compensate any personnel of the Adviser, including members of the portfolio management team.  The Fund’s SAI provides additional information about the compensation of the members of the portfolio management team, as well as (i) other accounts managed by the portfolio management team and (ii) ownership of the Fund’s securities by members of the portfolio management team.

Conflicts of Interest

In addition to serving as the investment adviser to the Fund, the Adviser acts as the investment adviser to other pooled investment vehicles, such as hedge funds.  Although it is the policy of the Adviser to treat all clients fairly and equitably, and the Adviser has adopted policies and procedures designed to help prevent any particular client from being disadvantaged by the activities of other clients, there may be inherent conflicts of interest that may, from time to time, affect the Fund.  The Board reviews potential conflicts to try to ensure that the Fund is not disadvantaged.  In addition, the Codes of Ethics of the Adviser and the Fund contain additional provisions designed to minimize any conflict of interest among the Fund and other clients of the Adviser.  In the context of limited investment opportunities available to the Fund and other pooled investment vehicles, including hedge funds, managed by the Adviser, the Adviser allocates investment opportunities objectively by using a pro rata allocation among each of its investment vehicle clients.  There is no guarantee, however, that the policies and procedures adopted by the Adviser and the efforts by the Board will be able to detect and/or prevent every situation in which an actual or potential conflict of interest may appear.

The other pooled investment vehicles managed by the Adviser may pursue strategies not available to the Fund and may invest in securities in which the Fund does not participate as a consequence of their size, investment powers or founding documents.  Additionally, the Fund, as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) is subject to the requirements and restrictions of the Act and the rules thereunder and, therefore, may not be able to pursue the same strategies or invest in the same securities as the unregistered investment vehicles, such as hedge funds, that the Adviser manages.  In some circumstances, the Fund may pursue strategies or purchase investments that are not purchased for other accounts of the Adviser.  As a result of pursuing different strategies and objectives, the performance of these accounts may be materially better or worse than that of the Fund.

Compensation to Financial Service Organizations

The Adviser may also, at its own expense and out of its own legitimate profits, provide additional cash payments to Financial Service Organizations whose customers invest in shares of the Fund. For this purpose, Financial Service Organizations include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others that have entered into agreements with the Adviser. These additional cash payments are payments over and above any transaction fees or administrative fees that are imposed by such Financial Service Organizations, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Service Organizations that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Service Organization management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Service Organization's employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Service Organization provides shareholder services to Fund shareholders. Such additional compensation may provide such Financial Service Organization with an incentive to favor sales of shares of the Fund over other investment options they make available to their customers. See the Statement of Additional Information for more information.

HOW TO BUY AND SELL SHARES OF THE FUND

INVESTING IN THE FUND

Determining Share Prices

Shares of the Fund are offered at each share’s net asset value (“NAV”).  The per share NAV is calculated by (1) adding the value of Fund investments, cash and other assets, (2) subtracting Fund liabilities, and then (3) dividing the result by the number of shares outstanding.  The Fund’s per share NAV is computed on all days on which the New York Stock Exchange (“NYSE”) is open for business and is based on closing value of the Fund’s portfolio securities as of the close of regular trading hours on the NYSE, currently 4:00 p.m., Eastern Standard Time (“EST”).  NAV is calculated as soon as practicable following the close of regular trading on the NYSE.  In the event that the NYSE closes early, NAV will be determined based on the prices of the Fund’s portfolio securities at the time the NYSE closes. The NYSE is closed for the following scheduled holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday/Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.

The Fund generally determines the total value of its shares by using closing market prices for the securities comprising its portfolio.  Securities for which quotations are not available or are deemed unreliable and any other assets are valued at fair market value as determined in good faith by the Adviser pursuant to the Fund’s fair value pricing procedures, subject to the review and supervision of the Board.  The Adviser may use fair value pricing under circumstances that include, but are not limited to, the early closing of the exchange on which a security is traded, suspension of trading in the security, or the release of significant news after the close of regular trading on the NYSE.  In addition, the Fund may use fair value pricing for securities traded in non-U.S. markets because, among other factors, foreign markets may be closed on days or times when U.S. markets are open.  When the Fund holds securities traded in foreign markets that close prior to U.S. markets, significant events, including company specific developments or broad market moves, may affect the value of foreign securities held by the Fund.  This is because the Fund calculates its NAV based on closing prices of the portfolio’s securities as of the close of trading on the NYSE, which gives rise to the possibility that events may have occurred in the interim that would affect the value of these securities and thus, as with U.S. securities, would need to be valued by the Adviser using the fair value pricing procedures.  Consequently, the Fund’s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund.  It is intended that the use of the Fund’s fair value pricing procedures will result in adjustments to closing market prices of foreign securities that reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV.  While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, fixed income securities or other assets held by the Fund.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Minimum Investment Amounts

Payments for Fund shares should be in U.S. dollars and should be drawn on a U.S. bank.  Any payment made in either currency other than U.S. dollars or drawn on a non-U.S. bank will not be accepted.  Fund management may reject any purchase order for Fund shares and may waive the minimum investment amounts in its sole discretion.

Your purchase of Fund shares is subject to the following minimum investment amounts:

Minimum Investment Amounts

Type of Account	Minimum Investment To Open Account	Minimum Subsequent Investments
Regular IRAs	$5,000 $1,000	$1,000 $100

Automatic Investment Plan Members

Type of Account	Minimum Investment To Open Account	Minimum Subsequent Investments
Regular IRAs	$5,000 $1,000	$100 per month minimum $100 per month minimum

Opening and Adding To Your Account

You can invest in the Fund by mail, wire transfer and through participating financial service professionals.  After you have established your account and made your first purchase, you may also make subsequent purchases by telephone.  You may also invest in the Fund through an automatic payment plan.  Any questions you may have can be answered by calling toll-free at 1-877-839-COBY.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

As requested on the account application (the “Application”), you must supply your full name, date of birth, social security number or taxpayer identification number and permanent street address.  Mailing addresses containing only a P.O. Box can be accepted, however, an address of residence will also be required.  If you need additional assistance when completing your Application, please call 1-877-839-COBY and a representative from The Cook & Bynum Fund will help you.

The Fund may accept or reject an account without explanation.  If the Fund has questions about a customer’s identity, it may disallow transactions for the account until confirming information is received.  Furthermore, the Fund reserves the right to close such an account within five business days if requested information/documentation is not received.

Purchasing Shares By Mail

To make your initial investment in the Fund, complete the Application included with this Prospectus, make a check payable to The Cook & Bynum Fund, and mail the completed Application and check to:

First Class Mail:
The Cook & Bynum Fund
P.O. Box 13215
Denver, CO 80201

Overnight Mail:
The Cook & Bynum Fund
c/o ALPS Fund Services
1290 Broadway, Suite 1100
Denver, CO 80203

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents and takes no responsibility for their actions.  To make subsequent purchases, simply make a check payable to The Cook & Bynum Fund and mail the check to the above-mentioned address.  Be sure to note your Fund account number on the check.

Your purchase order, if accompanied by payment, will be processed upon receipt by ALPS Fund Services, Inc., the Fund's Transfer Agent.  If the Transfer Agent, as agent of the Fund for purposes of the receipt of such orders, receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. EST), the Fund will have been deemed to have received your order that day and your shares will be purchased at the Fund’s NAV calculated at the close of regular trading on that day.  Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

Purchasing Shares by Wire Transfer

Before you wire funds for an initial investment, the Transfer Agent must have a completed Application.  You may send an Application to the Transfer Agent by mail or overnight delivery service.  If you plan to wire funds on the same day you open your account, the Fund will accept a fax copy of the Application; however, the Transfer Agent will still require the original Application.  Upon receipt of your completed Application, the Transfer Agent will establish an account for you and assign an account number.  So that your monies may be correctly applied to your account, your bank’s wire instructions must read as follows and must contain the name of the Fund, the name of the shareholder account and the account number assigned by the Transfer Agent.  Your bank should transmit funds by wire to:

State Street Bank & Trust Co., ABA # 011000028
Credit: The Cook & Bynum Fund, Acct. #: 0065441
Further Credit: The Cook & Bynum Fund,
Acct # [Your name and Account number]

Prior to sending subsequent investments, please contact a Cook & Bynum Fund representative at 1-877-839-COBY so that the Fund knows to expect your wire transfer.  This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m., EST, to be eligible for same day pricing.  The Fund and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Please note that your financial institution may charge a fee to wire funds.

Purchases Through Financial Service Organizations

Certain financial organizations such as broker-dealers, banks and service providers have made arrangements with the Fund so that an investor may purchase or redeem shares through such organizations.  The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received purchase or redemption instructions when a financial organization, or the financial organization’s authorized designee, receives the order instructions, provided that the instructions are in “Proper Form” as defined in this Prospectus and have been transmitted in a timely manner.  Client orders received by the financial services organization, or its authorized designee, prior to the close of the NYSE (currently 4:00 p.m., EST), will be priced at the Fund’s NAV next computed following the close of regular trading on that day.  If you are a client of a securities broker or other financial organization, such organizations may charge a separate transaction fee or a fee for administrative services in connection with investments in Fund shares and may impose different account minimums and other requirements.  These fees and requirements would be in addition to those imposed by the Fund.  If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you).  Securities brokers and other financial organizations have the responsibility for transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.  If for any reason your financial institution is not able to accommodate your purchase request, please call a Cook & Bynum Fund representative toll-free at 1-877-839-COBY to find out how you can purchase Fund shares.

Publications other than those distributed by the Fund may contain comparisons of Fund performance to the performance of various indices and investments for which reliable data is widely available.  These publications may also include averages, performance rankings or other information prepared by Morningstar, Lipper or other recognized organizations providing mutual fund statistics.  The Fund is not responsible for the accuracy of any data published by third party organizations.

Purchasing Shares by Automatic Investment Plan

Subsequent to your initial investment, you may make additional purchases at regular intervals through the Automatic Investment Plan (the “Plan”).  The Plan provides a convenient method to have money deducted directly from your checking or savings account for investment in shares of the Fund.  In order to participate in the Plan, your financial institution must be a member of the Automated Clearing House (“ACH”) network however the account being debited may not be a mutual fund or “pass through” account.  Each purchase under the Plan must be a minimum of $100 per month.  To begin participating in the Plan, please complete the Plan section on the Application or call Shareholder Services at 1-877-839-COBY.  Any request to change or terminate your Plan should be submitted to the Transfer Agent five days prior to effective date.  The Fund may alter, modify, amend or terminate the Plan at any time, and will notify you at least 30 days in advance if it does so.

Purchasing Shares by Telephone

In order to be able to purchase shares by telephone, an account authorizing such purchases must be established prior to your call.  Your initial purchase of shares may not be made by telephone.  Telephone purchases must be a minimum of $1,000 for both regular accounts and IRA accounts.  If your telephone order for Shares is placed and received by the close of regular trading on the NYSE (currently 4:00 p.m. EST), your Shares will be purchased at the Fund’s NAV calculated at the close of regular trading on that day.  Otherwise, your Shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

You may make purchases by telephone only if you have an account at a bank that is a member of the ACH network.  Most transfers are completed within three business days of your call.  To preserve flexibility, the Trust may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Trust does not currently expect to charge such a fee.

Miscellaneous Purchase Information

The Fund reserves the right to refuse or accept Applications or purchase orders and reserves the right to waive the minimum investment amounts.  Purchase orders will not be accepted unless they are in “Proper Form.” Proper Form with respect to purchase orders generally means that an acceptable form of payment accompanies the purchase order and the purchase order includes:

(1)	Your account number;
(2)	The number of shares to be purchased or the dollar value of the amount to be purchased;
(3)	Any required signatures of all account owners exactly as they are registered on the account;
(4)	Any required Medallion signatures guarantees; and
(5)	Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships, and certain other types of accounts.

Acceptable forms of payment include: wire transfer or check drawn on a U.S. bank, savings and loan association or credit union.  Furthermore, for the protection of existing shareholders, although the price received for an order is the NAV next determined after the order has been received, payment for purchase orders exceeding $500,000 is accepted and the order is processed at such time that: (i) if payment is made by check, the amount of the check is cleared by the U.S. bank, savings and loan association or credit union upon which the check is drawn; or (ii) if payment is by wire transfer, the funds are received by the Fund.  All checks must be in U.S. dollars drawn on a domestic bank.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Fund shares.  We are unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.  The Transfer Agent may charge the shareholder’s account for any loss sustained by the Fund, for any payment that is returned.  It is the policy of the Fund not to accept Applications or purchase orders under certain circumstances or in amounts considered disadvantageous to shareholders.  The Fund reserves the right to reject any Application.

A purchase order placed with the Transfer Agent in Proper Form received prior to 4:00 p.m., EST, will be processed on the day it is received.  A purchase order in Proper Form received after 4:00 p.m., EST, will result in the order being processed on the following business day.

If you place an order to purchase Fund shares through a securities broker and you place your order in Proper Form before 4:00 p.m., EST, on any business day in accordance with its procedures, your order will be processed at the NAV next calculated following the close of regular trading on the NYSE that day. The securities broker or intermediary must send to the Transfer Agent immediately available funds in the amount of the purchase price within one business day of placing the order.  In the event that the securities broker or intermediary fails to send the Transfer Agent such funds within one business day of placing the order, the securities broker or intermediary will be responsible for any resulting loss.

After you have established your account and made your first purchase, you may also make subsequent purchases by telephone with an authorized bank account.  Please note that all telephone orders are subject to verification.  In addition, Fund purchases in excess of $500,000 will be subject to the payment requirements described in this section.

Consistent with current regulatory requirements, it is permissible for financial intermediaries and retirement plan record keepers to aggregate mutual fund orders received prior to 4:00 p.m., EST, and transmit them to the Transfer Agent after 4:00 p.m., EST.

Policies Regarding Frequent Trading of Fund Shares

The Fund was created as a vehicle for long-term investors and not for those who wish to frequently trade shares.  Management and the Board do not believe that investors or speculators seeking to profit from day-to-day fluctuations in stock prices and mutual fund portfolios as a whole should be shareholders of the Fund.  In the opinion of the Fund’s management and the Board, short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including disruptions in carrying out the Fund’s investment strategies, increases in administrative and transactions costs, and potential dilution from traders successful at seeking short-term profits.

A portion of the Fund’s portfolio may be allocated to investments in foreign securities and such allocation may cause the Fund to be susceptible to short-term trading strategies.  This is because foreign securities are typically traded on markets that close before the time the Fund calculates its NAV at 4:00 p.m., EST, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities.  The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price.  It is intended that the use of the Fund’s fair value pricing procedures will result in adjustments to closing market prices of foreign securities that reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV.  While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the market-timing policies discussed below, will significantly reduce a shareholder’s ability to engage in strategies detrimental to other Fund shareholders.

In order to discourage behavior that can potentially hurt the Fund and its long-term shareholders, the Fund and the Board have adopted policies and procedures with respect to market timing and the frequent purchase and redemption of Fund shares, including the imposition of a redemption fee of 2% on the value of shares redeemed within 60 days of purchase (see the section titled “Redemption Fee” below).  Under its market timing policies and procedures, the Fund will rely on its Chief Compliance Officer to work in conjunction with the Transfer Agent (or another Fund agent) to monitor trading patterns that may constitute abusive market timing activities.  The Fund’s market timing policy establishes a presumption of abusive trading for any investor that attempts to complete three purchase and redemption transactions of shares from the same Fund (”round-trip”) within a 90 day period.  If the Chief Compliance Officer determines that impermissible market timing has occurred, future purchases may be restricted or prohibited.  However, sales of Fund shares back to the Fund or redemptions will continue as permitted by the terms disclosed in the Prospectus.  The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund Shareholders.

The redemption fee is not imposed, however, in certain situations as described in more detail in the section entitled “How to Sell (Redeem) Your Shares - Redemption Fees” below.

The ability of the Fund and its agents to detect and curtail excessive trading practices may be limited by operational systems and technological limitations.  In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors.  Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as brokers and retirement plans.  These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions.  In these circumstances, the identity of the shareholders often is not known to the Fund.  The Fund will seek to enter into agreements with financial intermediaries so that comparable surveillance and reporting procedures can be applied to omnibus accounts as will be applied to non-omnibus accounts.  However, there is no guarantee that the reporting and surveillance procedures will be the same across all financial intermediaries or that they will be successful in detecting abusive market timing practices.

HOW TO SELL (REDEEM) YOUR SHARES

Your shares of the Fund may be redeemed on each day that the NYSE is open for trading.  You may request the sale of your shares either by mail or by telephone.

Proper Form with respect to redemption requests generally means that the redemption requests include:

1)	Your account number;
2)	The number of shares to be redeemed or the dollar value of the amount to be redeemed;
3)	All required signatures of all account owners exactly as they are registered on the account;
4)	Any required Medallion signature guarantees; and
5)	Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships, and certain other types of accounts.

A redemption order placed with respect to an IRA account must include, in addition to the above, a statement of Federal tax withholding indicating whether or not you elect to withhold federal taxes and if so the amount you elect.  The Transfer Agent will withhold a mandatory 10% of the proceeds requested for Federal tax unless the shareholder provides alternate instructions to the Transfer Agent otherwise in writing prior to the transaction.

A redemption order placed with the Transfer Agent in Proper Form received prior to 4:00 p.m., EST, will be processed on the day it is received by the Transfer Agent.  A redemption order in Proper Form received after 4:00 p.m., EST, will result in the order being processed on the following business day.  The redemption price you receive will be the Fund’s per share NAV next calculated after receipt of the redemption request in Proper Form.

If you place an order to redeem Fund shares through a securities broker and you place your order in Proper Form before 4:00 p.m., EST, on any business day with such securities broker in accordance with their procedures, your order will be processed at the NAV next calculated following the close of regular trading on the NYSE that day.

Payment of redemption proceeds will generally be made within three business days of the purchase date of the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.  If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund may hold your redemption proceeds until your check clears or for 15 days, whichever comes first.

By Mail

Sale requests should be mailed via U.S. mail or overnight courier service to:

First Class Mail:
The Cook & Bynum Fund
P.O. Box 13215
Denver, CO 80201

Overnight Mail:
The Cook & Bynum Fund
c/o ALPS Fund Services
1290 Broadway, Suite 1100
Denver, CO 80203

The Fund does not consider the U.S. Postal Service or any other independent delivery services to be its agents and takes no responsibility for their actions.

Medallion Signature Guarantees

A signature guarantee is required to redeem shares in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	Written requests to wire redemption proceeds (if not previously authorized on the account);
•	When establishing or modifying certain services on an account;
•	If a change of address was received by the Transfer Agent within the last 15 days; and
•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

By Telephone

If you elected to use telephone redemption on your Application when you initially purchased shares, you may redeem up to a $50,000 value of your Fund shares by calling a Cook & Bynum representative toll-free at 1-877-839-COBY.  Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network to the bank account of record.    There is no charge if redemption proceeds are sent via the ACH system and credit is generally available within three business days.  If an investor calls a Cook & Bynum representative before 4:00 p.m., EST, the investor will receive NAV next determined after receipt of the redemption request by the Cook & Bynum representative; that is, that day's NAV.  If a request has been made to change the address of the account and was received by the Fund or the Transfer Agent within 15 days of the redemption request, you may not redeem by telephone.  Once a telephone transaction has been placed, it cannot be canceled or modified.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine.  Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or recording all telephonic instructions.  Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost or expense for acting upon telephone instructions that are believed to be genuine.  The Trust shall have authority, as your agent, to redeem shares in your account to cover any such loss.  As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as those outlined above.  If the Fund fails to follow such procedures, it may be liable for losses that result from such failure.

By Wire

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System.

Redemption At The Option Of The Fund

If the value of the shares in your account falls below $2,000 ($1,000 in the case of shares held in an IRA), the Fund may notify you that, unless your account is increased to $2,000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption.  You will have thirty days after notice to bring the account up to $2,000 ($1,000 in the case of shares held in an IRA) before any action is taken.  The Fund reserves this right because of the expense to the Fund of maintaining relatively small accounts.  This right of redemption shall not apply if the value of your account drops below $2,000 ($1,000 in the case of shares held in an IRA) as the result of market action. The Fund also reserves the right to cause the redemption of any shareholder if it believes that such investor has violated the Policies and Procedures to Prevent Abusive Trading Practices adopted by the Fund.

Redemption Fee

The Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed within 60 days of their purchase.  For purposes of applying the fee, the first day of the period will be the settlement date.  Shares will be redeemed on a first-in, first-out (FIFO) basis.  The redemption fee is paid to the Fund for the benefit of remaining shareholders, and is intended to discourage short-term trading of Fund shares and to offset the trading costs, market impact and other costs associated with short-term trading in Fund shares.  The Fund reserves the right to waive the redemption fee if it is determined that such waiver is consistent with the best interests of the Fund and its long-term shareholders.

The redemption fee is not imposed in the following situations:

•	periodic distributions from retirement accounts (including IRAs and retirement plans),

•	redemption of reinvested distributions,

•
when the Fund cannot identify the beneficial owner in certain omnibus accounts if the Fund has received assurances that a system allowing for the redemption fee will be implemented within a reasonable time when and if required by any relevant regulation,

•	when the shares are redeemed in certain hardship situations, including but not limited to, death or disability of the shareholder,

•	shares redeemed by the Fund,

•	shares redeemed to return an excess contribution to an IRA account, or

•	shares redeemed in connection with qualified default investment alternatives.

Redemptions in Kind

The Fund reserves the right to satisfy a redemption request by distributing portfolio securities.  The Fund has committed pursuant to its Rule 18f-1 election to pay redeeming shareholders in cash for all redemptions less than 1% of the NAV of the Fund within any 90-day period.  When redemption proceeds are paid with portfolio securities an investor will be exposed to market risk until such time the investor converts into cash the portfolio securities received and, in addition, the investor will likely pay commissions upon such conversion of the portfolio securities into cash.  In-kind redemption proceeds may include illiquid securities.  Redeeming shareholders receiving illiquid securities may not be able to sell such securities at or near the price the Fund valued them at, if at all.

DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually.  The Fund’s net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid and a capital loss when it sells a security for less than it paid.  The Fund will make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) once a year as required.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund.  You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

TAX CONSIDERATIONS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income.  Distributions of qualified dividend income by the Fund may be eligible for preferential tax rates.  Distributions of capital gains are taxable based on the Fund’s holding period, either short- or long-term, regardless of the length of time shares in the Fund have been held.  Distributions are generally taxable, whether received in cash or reinvested in additional shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

Redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares.  Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption.  Written confirmations are issued for all purchases and redemptions of shares.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar or similar nationally recognized rating services and financial publications that monitor mutual fund performance.  The Fund may also, from time to time, compare its performance to the one or more appropriate market or economic indices.

The Board has approved the Codes of Ethics (the “Codes”) of the Trust, the Adviser, and the Distributor.  The Board is responsible for overseeing the implementation of the Trust’s Code.  The Codes govern investment personnel who may have knowledge of the investment activities of the Fund.  The Codes require these investment personnel to file regular reports concerning their personal securities transactions and prohibit certain activities that might result in harm to the Fund.  The Fund and the Manager have filed copies of their respective Codes with the SEC.  Copies of the Codes may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  The Codes are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov).  Copies may be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Board also has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act.  The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.

The Fund has delegated all proxy voting authority to the Adviser who shall vote proxies relating to securities held by the Fund pursuant to its proxy voting policy (the “Proxy Voting Policy”).  The Adviser’s primary consideration in its Proxy Voting Policy is the financial interests of the Fund and its shareholders.  The Adviser’s Proxy Voting Policy is included as an exhibit to the Fund’s SAI, which is available, upon request and without charge, by calling a Cook & Bynum representative toll free at 1-877-839-COBY.

The Fund has established a policy with respect to the disclosure of its portfolio holdings.  A description of this policy is provided in the SAI.

FINANCIAL HIGHLIGHTS

Because the Funds have not yet commenced operations as of the date of this Prospectus, there are no financial highlights for the Funds.

FOR MORE INFORMATION

Additional information about the Fund is available in the Fund's Statement of Additional Information (“SAI”).  The SAI contains more details regarding the Fund’s organization, investment strategies, service providers and policies.  A current SAI, dated June[  ], 2009, has been filed with the SEC and is incorporated by reference into this prospectus.

Copies of the Fund’s SAI are available without charge.  For shareholder inquiries, other information and to request a copy of the Fund’s SAI, please contact the Trust at:

The Cook & Bynum Fund
c/o ALPS Fund Services, Inc.
PO Box 13215
Denver, CO 80201
1-877-839-COBY

A copy of requested document(s) will be mailed to you no later than three business days of the receipt of your request.  Immediate access of requested documents can be found at www.cookandbynum.com.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850.  Reports and other information about the Fund are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov).  Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Investment Company Act No. 811-22282

Securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, Dated June 22, 2009

STATEMENT OF ADDITIONAL INFORMATION

June _____, 2009

THE COOK & BYNUM FUND
(the “Fund”)

The sole Series of
COOK & BYNUM FUNDS TRUST
(the “Trust”)

2204 Lakeshore Drive
Suite 218
Birmingham, AL  35209

TELEPHONE:  205-994-2815
Website:  www.cookandbynum.com

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with The Cook & Bynum Fund’s Prospectus dated June   [____], 2009, as the Prospectus may be amended from time to time.  You may obtain a copy of the Prospectus, free of charge, by writing to The Cook & Bynum Funds, c/o ALPS Fund Services, 1290 Broadway, Suite 1100, Denver, CO 80203 or by calling 1-877-839-COBY.

TABLE OF CONTENTS

Page
DESCRIPTION OF THE TRUST AND FUND	- 1 -

FUND'S INVESTMENT POLICIES, OBJECTIVES AND SECURITIES OPTIONS	- 1 -

DISCLOSURE OF PORTFOLIO HOLDINGS	- 9 -

INVESTMENT RESTRICTIONS	- 10 -

INVESTMENT ADVISER	- 11 -

THE INVESTMENT MANAGEMENT AGREEMENT	-15 -

TRUSTEES AND OFFICERS	- 15 -

Additional Officers of the Trust	- 17 -
Audit Committee	- 19 -
Nominating Committee	- 19 -
Compensation	- 19 -
Trustee Ownership of Fund Shares	- 20 -

CONTROL PERSONS AND SHAREHOLDERS OWNING IN EXCESS OF 5% OF FUND SHARES	- 20 -

PURCHASING AND REDEEMING SHARES	- 21 -

COMPENSATION OF FINANCIAL SERVICE ORGANIZATIONS	- 21 -

PORTFOLIO TRANSACTIONS	- 22 -

TRADING BY THE PORTFOLIO MANAGER	- 22 -

ADMINISTRATOR	- 23 -

DISTRIBUTOR	- 23 -

TRANSFER AGENT	- 23 -

CUSTODIAN	- 23 -

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	- 24 -

LEGAL COUNSEL	- 24 -

TAX INFORMATION	- 24 -

GENERAL INFORMATION	- 26 -

PROXY VOTING POLICIES AND PROCEDURES	- 27 -

PERFORMANCE INFORMATION	- 27 -

FINANCIAL STATEMENTS	- 28 -

APPENDIX A	- 35 -

-i-

DESCRIPTION OF THE TRUST AND FUND

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009 and commenced operations on June ____, 2009.  The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”).  The affairs of the Trust are managed by a Board of Trustees.  The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”).  The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares being offered by the Trust.

THE FUND'S INVESTMENT POLICIES, OBJECTIVES AND SECURITIES OPTIONS

The Fund's investment objective and the manner in which the Fund pursues that objective are discussed in the Prospectus.  This section provides additional information concerning the Fund's principal investment policies and strategies that are discussed in the prospectus as well as information on non-principal investment strategies that the Fund may also use.  Any investment strategy or risk discussed below that is not also discussed in the prospectus is considered non-principal.

The Fund is a non-diversified, open-end investment company, which means that the Fund can concentrate its investments in a smaller number of companies than a diversified fund.  The Fund’s principal investment strategies are described in the Prospectus.  The Fund intends to structure its investments so as to enable it to satisfy the requirements for taxation as a regulated investment company under Section 851 of the Internal Revenue Code

The Fund may invest in a variety of other securities.  The other types of securities in which the Fund may invest are listed below, along with any restrictions on such investments, and, where necessary, a brief discussion of risks unique to the particular type of security.

SPECIAL SITUATIONS.  From time to time, the Fund intends to invest in special situations, which may involve purchases of securities, including but not limited to, equity securities, noninvestment grade debt securities and securities of companies that are in default.  A special situation arises when, in the opinion of Cook & Bynum Capital Management, LLC, the Fund’s investment adviser (the “Adviser”), the securities of a company will, within a reasonably estimated time, appreciate in value due to company specific developments that are independent of general business or market conditions.  Such developments and situations include, but are not limited to, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies.  Although large and well-known companies may be involved, special situations often involve greater risk than is found in the normal course of investing.  See “CREDIT RISK,” “INTEREST RATE RISK” and “INVESTMENT IN HIGH YIELD SECURITIES” below for a description of the risks of investing in debt and other fixed-income securities.

FOREIGN (NON-U.S.) SECURITIES.  The Fund may invest in securities of non-U.S. companies, including but not limited to, depository receipts and similar equity securities, corporate debt securities and short-term and long-term debt obligations of foreign governments and other foreign money-market instruments.  Short-term debt obligations of foreign governments will generally have a maturity of six months or less and a credit rating of “A” or better by Standard & Poor’s (“S&P”) or a similar rating by another nationally recognized statistical rating organization (“NRSRO”).  Other debt securities of non-U.S. companies may be purchased without regard to NRSRO ratings and would generally fall under the category of “special situations.” See “CREDIT RISK,” “INTEREST RATE RISK” and “INVESTMENT IN HIGH YIELD SECURITIES” below for a description of the risks of investing in debt and other fixed-income securities.

Investments in foreign companies involve certain risks not typically associated with investing in domestic companies.  An investment in a foreign company may be affected by changes in currency rates and in exchange control regulations.  There may be less publicly available information about a foreign company than about a domestic company, because foreign companies may not be subject to the same degree of regulation as U.S. companies.  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes.  Such taxes may reduce the net return to Fund shareholders.  Foreign securities are often denominated in a currency other than the U.S. dollar.  Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values.  Although the Fund will only invest in foreign issuers that are domiciled in nations considered having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability that could negatively affect the Fund.

PREFERRED STOCK.  The Fund may invest in shares of preferred stock.  Preferred shares generally pay dividends at a specified rate and generally have preference over common shares in the payments of dividends and the liquidation of an issuer's assets.  Dividends on preferred shares are generally payable at the discretion of the issuer's board of directors.  Accordingly, shareholders may suffer a loss of value if dividends are not paid.  The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer's creditworthiness.  Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.

CONVERTIBLE SECURITIES.  Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock and/or other securities that also provide an opportunity for equity participation.  These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).  As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates.  While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.  As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock.  To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock.  Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as such stocks are anticipated to provide the Fund with opportunities that are consistent with the Fund's investment objective and policies.

DEBT SECURITIES.  The Fund may invest in corporate and U.S. Government debt securities.  Corporate debt securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered.  The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer.  The Fund may invest in debt securities that are non-investment grade or are in default in accordance with the “Special Situations” paragraph above.  U.S. Government debt securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities.  Although certain securities issued by the U.S. Government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality.  There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.  In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. Government is guaranteed only as to the timely payment of interest and principal when held to maturity.  The current market prices for such securities are not guaranteed and will fluctuate.  Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality.  While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government.  In the case of securities backed by the full faith and credit of the U.S. Government, shareholders are primarily exposed to interest rate risk.

ASSET-BACKED SECURITIES.  The Fund may invest in asset-backed securities.  The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets.  Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.  For example, the Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities.  A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  Asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations.  Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used.  In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer.  Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

CREDIT RISK.  The Fund’s investments are subject to credit risk.  An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations.  Defaulted securities or those expected to default are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value.  The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.  The Fund does not rely on third party credit ratings to select its investments.

INTEREST RATE RISK.  The Fund’s investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates.  Investments subject to interest rate risk usually decrease in value when interest rates rise and rise in value when interest rates decline.  Also, fixed-income securities with longer maturities typically experience a more pronounced change in value when interest rates change.

INVESTMENT IN HIGH YIELD SECURITIES.  The Fund’s investments in securities that are rated below investment grade by one or more NRSRO or rating agency (i.e., Ba3 and lower by Moody’s or BB- and lower by S&P and Fitch) or, if not rated, determined by the Adviser to be of equivalent quality (“high yield securities”), are subject to greater risk of loss of principal and interest than higher-rated securities.  High yield securities are also generally considered to be subject to greater market risk than higher-rated securities and the capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.  In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

Although the Adviser does not rely on the ratings of rating agencies in selecting such investments, debt securities rated Ba (including Ba1, Ba2 and Ba3) by Moody’s or BB (including BB+ and BB-) by S&P and Fitch are judged to have speculative elements or to be predominantly speculative with respect to the issuer’s ability to pay interest and repay principal.  Debt securities rated B (including B1, B2, B3, B+ and B-) by Moody’s, S&P, and Fitch are judged to have highly speculative characteristics or to be predominantly speculative.  Such securities may have small assurance of interest and principal payments.  Securities rated Baa (including Baa1, Baa2 and Baa3) by Moody’s are also judged to have speculative characteristics.

The market for high yield securities may be less liquid than the market for higher-rated securities, which can adversely affect the prices at which high yield securities can be sold.  Adverse publicity and investor perceptions about high yield securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of these securities.  To the extent that there is no established secondary market for high yield securities, the Fund may experience difficulty in valuing such securities and, in turn, the Fund’s assets.

Although the Adviser will attempt to reduce the risk inherent in investing in high yield securities through credit analysis and attention to current developments and other trends affecting fixed-income securities, losses may occur.  Certain high yield securities in which the Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities.  Such securities may present risks based on prepayment expectations.  If an issuer exercises such a provision, the Fund’s income may decline as a result of a loss of the higher income from such securities.

Ratings of fixed-income securities by the NRSROs are a generally accepted barometer of credit risk, although the Adviser does not rely on credit ratings in selecting investments.  Ratings are, however, subject to certain limitations.  The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions.  There is frequently a lag between the time a rating is assigned and the time it is updated.  In addition, there may be varying degrees of difference in the credit risk of securities within each rating category.  Some securities are rated by more than one of the NRSROs, and the ratings assigned to the security by the rating agencies may differ.  In such an event and for purposes of determining compliance with restrictions on investments for the Fund, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating.

Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

INVESTMENT COMPANIES.  The Fund may not acquire securities issued by other registered investment companies, except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and rules and regulations thereunder.  Under Section 12(d)(1) of the 1940 Act, the Fund may invest only up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company (the “3% Limitation”) or invest more than 10% of its total assets in the securities of other investment companies.  The Fund is subject to the 3% Limitation unless (i) the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the Fund takes appropriate steps to comply with any conditions in such order.

As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's advisory fees and other expenses.  Such fees and expenses will be borne indirectly by the Fund’s shareholders.

REAL ESTATE INVESTMENT TRUSTS.  The Fund may invest in real estate investment trusts (“REITs”).  Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property.  REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income.  REITs pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.  The Fund will pay the fees and expenses that are incurred by the REITs in which it invests and that the Fund’s shareholders will indirectly bear such fees and expenses.

REPURCHASE AGREEMENTS.  The Fund may invest a portion of its assets in repurchase agreements (“Repos”) with broker-dealers, banks and other financial institutions, provided that the Fund's custodian at all times has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities.  In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified price and time (as short as one day and as long as several weeks).The repurchase price reflects an agreed-upon interest rate during the time of investment.  All Repos entered into by the Fund must be collateralized by U.S. Government debt securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund.  A Repo is a loan and therefore exposes the Fund to the risk that the party that sells the securities will default on its obligation to repurchase those securities.  If that happens, the Fund can lose money because it may not be able to sell the securities at the agreed-upon time and price or because the securities may lose value before they can be sold.  If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund’s ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation.  To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy and will not allow more than 25% of the Fund’s assets to be allocated to such investments.

DERIVATIVES.  The Fund may invest in a number of different types of “derivative” investments, however, such investments shall not comprise more than 10% of the total value of the Fund. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks. The Fund may use derivatives to seek to increase its investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and it might not do so. Options, futures and forward contracts are some of the types of derivatives the Fund can use. The Fund may also use other types of derivatives that are consistent with its investment strategies or for hedging purposes.

Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Adviser expects it to. A Fund may also lose money on a derivative investment if the issuer fails to pay the amount due.  Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, the Fund could realize little or no income or lose money from its investments, or a hedge might be unsuccessful.

SECURITIES LENDING TRANSACTIONS.  The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of the securities if, in the Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid.  The Fund will not lend more than more than 25% of the net asset value of the securities comprising its portfolio.

In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

CASH RESERVES.  Although the Fund will normally hold a focused portfolio comprised primarily of equity securities, the Fund is not required to be fully invested in common stocks and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents, including, but not limited to, U.S. Government securities, money-market funds, Repos and other high quality money market instruments.  From time to time, cash and cash reserves may also include foreign securities, including but not limited to, short-term obligations of foreign governments or other high quality foreign money-market instruments.  The Fund and the Adviser believe that a certain amount of liquidity in the Fund’s portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities.  Under adverse market conditions when the Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves may comprise a large percentage of the Fund’s total assets.  When the Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objective and the Fund’s performance may be negatively affected as a result.

RESTRICTED AND ILLIQUID SECURITIES.  The Fund will not maintain more than 15% of its net assets in securities that the Adviser determines to be illiquid.  Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of a lack of an available market and other factors.  The sale of some illiquid and other types of securities may be subject to legal restrictions.  Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limits set forth above.  The Fund may also invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933.  However, the Fund will generally not purchase private securities in privately held companies, absent a reasonable expectation that the securities purchased will be exchanged, converted, registered or otherwise made saleable on a public market within two years.  Restricted and illiquid securities are valued by the Adviser in accordance with procedures approved by the Trust's Board of Trustees (“Board” or “Trustees”) in a manner intended to reflect the fair market value of such securities.  Securities that are subject to substantial market and credit risk may have greater liquidity risk.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS.  The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery.  These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date.  The Fund may enter into such transactions when, in the Adviser’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable.  The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its custodian consisting of cash, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

MARGIN PURCHASES.  The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Securities and Exchange Commission (“SEC”) under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps and other financial instruments.

INFLATION RISK.  This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money.  As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.  This risk increases as the Fund invests a greater portion of its assets in fixed-income securities with longer maturities.

FUTURE DEVELOPMENTS.  The Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund’s investment objective and legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.  The Fund will sticker its prospectus and/or statement of additional information, as appropriate, to describe such investment practices that are not currently contemplated for use by the Fund.

MASTER-FEEDER OPTION.  Notwithstanding its other investment policies, the Fund may seek to achieve its investment objective by investing all of its investable net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund.  Although such an investment may be made in the sole discretion of the Trustees, the Fund's shareholders will be given 30 days prior notice of any such investment.  There is no current intent to make such an investment.

PORTFOLIO TURNOVER.  The Fund has no operating history and therefore has no annual reportable portfolio turnover.  The Fund will generally purchase and sell securities without regard to the length of time the security has been held.  Accordingly, it can be expected that the rate of portfolio turnover will not be substantial.  The Fund expects that its annual portfolio turnover rate will not exceed 30% under normal conditions.  However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.  Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted policies and procedures reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties.  Portfolio holdings are generally disclosed as required by law or regulation on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after quarter end.  The Fund may also make disclosures pursuant to a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Fund) as long as the recipient has been notified or has executed an agreement to the effect that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures.  The Fund reserves the right to request certifications from senior officers of a recipient that the recipient is using the information only in a manner consistent with Fund’s portfolio holdings disclosure policy and procedures and any applicable confidentiality agreement.  Consistent with the aforementioned, each of the following third parties has been approved to receive information concerning the Fund’s portfolio holdings: (i) the Fund’s independent registered public accounting firm, (ii) the Fund’s custodian, (iii) the Fund’s transfer agent, (iv) the Fund’s administrator and (v) the Fund’s accountant.  In addition, the Fund’s  chief compliance officer (or his/her designee) may also authorize disclosure of the Fund’s portfolio holdings to other persons after considering whether the Fund has a legitimate business purpose in providing such information on a selective basis; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders of the Fund, and will report such authorizations to the Board.  Such disclosures should also only be made if the recipient has been notified or has executed an agreement to the effect that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures and the Fund will reserve the right to request certifications from senior officers of a recipient that the recipient is using the information only in a manner consistent with Fund’s portfolio holdings disclosure policy and procedures and any applicable confidentiality agreement.  Disclosure of nonpublic portfolio holdings to third parties may only be made if the CCO or a Fund officer designated by the CCO determines that such disclosure is not impermissible under applicable law or regulation.  The Trustees will at least annually review information regarding the nature of any such disclosures and recipients.  If the Trustees determine that any such disclosure was inappropriate, the Trustees will take such actions as they deem necessary and appropriate to protect the interests of shareholders.

The Fund believes that the foregoing policies and procedures reduce the likelihood of conflicts between the interests of shareholders and affiliates of the Fund.  Both the Adviser and the Fund have Codes of Ethics that govern conflicts of interest and that are designed to minimize the possibility that employees of the Fund or the Adviser will act in a manner inconsistent with their duties to the Fund and its shareholders.  No person will receive compensation of any kind in connection with the disclosure of nonpublic information pertaining to the Fund's portfolio holdings.

INVESTMENT RESTRICTIONS

The restrictions listed below are fundamental policies and may be changed only with the approval of a “majority of the outstanding voting securities” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”).  As provided in the 1940 Act, a vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy.  Except with respect to borrowing, changes in values of the Fund's assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

Fundamental

1.
The Fund may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.  Please see the section entitled “1940 Act Requirements” below for an overview of current requirements regarding the concentration of investments under the 1940 Act and the rules and other pronouncements thereunder.

2.
The Fund may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.  Please see the section entitled “1940 Act Requirements” below for an overview of current requirements regarding the issuance of senior securities under the 1940 Act and the rules and other pronouncements thereunder.

For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps, are not deemed to involve the issuance of a senior security.

3.
The Fund may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

4.
The Fund may not make loans, except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements.

5.
The Fund may not purchase or sell commodities, except that the Fund may enter into futures contracts, options on futures contracts and privately-negotiated contracts for the current or future delivery of commodities.

6.
The Fund may not purchase or sell real estate, except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments.  This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

Non-Fundamental

1.	In connection with any borrowing, the Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness more than one-third of the Fund's assets.

2.
The Fund is prohibited from purchasing any security while outstanding borrowings by the Fund represent more than 5% of the Fund's total assets.  Please see the first fundamental restriction above for an overview of current pronouncements regarding the restrictions on acquisitions of securities when borrowings exceed 5% of the Fund’s total assets.

1940 Act Requirements

“Concentration” is generally interpreted under the 1940 Act to be investing more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.  Additionally, the 1940 Act limits the Funds' ability to borrow money, prohibiting the Funds from issuing senior securities, except a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

INVESTMENT ADVISER

Information on the Fund’s investment adviser, Cook & Bynum Capital Management, LLC (the “Adviser”), is set forth in the prospectus.  This section contains additional information concerning the Adviser.

The Adviser manages the investment portfolio of the Fund pursuant to an investment management agreement with the Fund dated May 26, 2009.  Mr. Richard P. Cook is a Principal and Chief Investment Officer of the Adviser and Mr. J. Dowe Bynum is a Principal and Chief Operating Officer of the Adviser.  Both persons serve as Officers of the Trust.  Mr. Bynum also serves as a Trustee of the Trust.  Mr. Cook and Mr. Bynum are the portfolio managers for the Fund.

Portfolio Managers

The following individuals serve as portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio:

Richard P. Cook
Mr. Richard P. Cook is a Principal of the Adviser and acts as a portfolio manager for the Fund. Mr. Cook is also President of the Trust.  Mr. Cook has been a Principal and Portfolio Manager of the Adviser since the Adviser’s inception in 2006.  Before forming the Adviser, Mr. Cook managed individual accounts at BDR Jennings LLC, in Birmingham, Alabama from August 2001 to December 2006, which also served as sub-advisor to private investment funds Gullane Capital Partners LLC and Gullane Capital Partners Encore LLC from June 2004 to December 2006.   Previously, Mr. Cook worked for Tudor Investment Corporation in Greenwich, Connecticut.  Mr. Cook attended Hampden-Sydney College where he graduated with a B.S. in Economics and Mathematics Summa Cum Laude and was a member of Phi Beta Kappa.  Mr. Cook has approximately 10 years of investment management experience.

J. Dowe Bynum
Mr. J. Dowe Bynum is a Principal of the Adviser and acts as a portfolio manager for the Fund.  Mr. Bynum is also Vice-President& Secretary of Cook & Bynum Funds Trust (the “Trust”).  Mr. Bynum has been a Principal and portfolio manager of the Adviser since the Adviser’s inception in 2006.  Before forming the Adviser, Mr. Bynum also managed individual accounts at BDR Jennings LLC, in Birmingham, Alabama from August 2001 to December 2006, which also served as sub-advisor to private investment funds Gullane Capital Partners LLC and Gullane Capital Partners Encore LLC from June 2004 to December 2006.    Prior to the formation of BDR Jennings LLC, Mr. Bynum worked as an analyst in the Equities Division of Goldman, Sachs & Co., Inc. in New York, New York.  Mr. Bynum attended Princeton University and graduated with a B.S.E. in Operations Research & Financial Engineering and a Certificate in Finance.  Mr. Bynum has approximately 9 years of investment management experience.

The table below identifies each member of the portfolio management team and the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment company, privately offered pooled investment vehicles, and separate accounts.  Information in the table is shown as of April 30, 2009.  Asset amounts are approximate and have been rounded.

Name	Registered Investment Company+ Total Assets through April 30, 2009		Other Pooled Investment Vehicles Total Assets through April 30, 2009		Other Accounts Total Assets through April 30, 2009
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mr. Richard P. Cook	1	0	2	$48,904,264	0	0
Mr. J. Dowe Bynum	1	0	2	$48,904,264	0	0

+	The portfolio management team does not manage accounts for any other Registered Investment Company other than The Cook & Bynum Fund. As of this date, the Fund had not commenced operations.

Conflicts of Interest

The Adviser seeks to treat all clients (including the Fund and privately offered pooled investment vehicles) fairly and equitably and has adopted policies and procedures designed to ensure that no client is disadvantaged over another where both clients have the ability to invest in similar securities.  Special attention is paid to situations where the activities of the Fund may conflict with the activities of other advisory clients so that the Fund is not disadvantaged. There is no guarantee, however, that the policies and procedures adopted by the Adviser will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Although all clients of the Adviser have funds managed with the same overall investment philosophy, not all clients use the same specific investment strategies to achieve their goals.  Furthermore, different clients of the Adviser have different restrictions on their permitted activities, whether by statute, contract or instruction of the client.  As a consequence of employing differing strategies and taking into account total asset size and investment restrictions, the Fund and privately-offered pooled vehicles may own different securities and performance may materially differ.

Specifically, the pooled investment vehicles are typically permitted to invest without regard to liquidity, have “lock-up” or other provisions restricting liquidity on behalf of investors and may pursue strategies not available to the Fund or other clients including, but not limited to, the use of derivatives, short-selling, the purchase of unregistered securities in private companies or other investments prohibited by the 1940 Act, statute, law, charter or contract.

The Fund may use specific strategies not employed by privately offered pooled investment vehicles managed by the Adviser due to its ability to pursue investments in, among other types of investments, distressed debt, special situations and illiquid securities.  Furthermore, privately offered pooled investment vehicles may be more concentrated in specific securities (and therefore generate higher or lower returns) than the account of the Fund, where concentrations are limited by the 1940 Act or other statutes.

Other  potential conflicts include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts.  As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.  The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Selection of Brokers/Dealers.  Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise.  In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available.  These services may be more beneficial to certain funds or accounts than to others.  Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages.  If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others.  The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests.  Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Portfolio Management Team Compensation

The Trust does not directly compensate any personnel of the Adviser, including members of the portfolio management team.

Messrs. Cook and Bynum’s compensation from the Adviser is in the form of a share of the Adviser’s total profits.

The Adviser also receives management fees based on managed assets and may receive incentive compensation based on profits, if any, of privately offered pooled investment vehicles.  A portion of any such incentive compensation may be reallocated to members or partners that are affiliated with the Adviser, including the members of the portfolio management team.

No member of the portfolio management team is compensated based directly on the performance of the Fund or the value of the Fund’s assets.

Ownership of Fund Securities

The following table shows the dollar range of equity securities in the Fund beneficially owned by Mr. Cook and Mr. Bynum as of May 31, 2009.

Name of Portfolio Manager	Dollar Range of Equity Securities in The Cook & Bynum Fund
Richard P. Cook	$10,001-50,000
J. Dowe Bynum	$10,001-50,000

THE INVESTMENT MANAGEMENT AGREEMENT

The Trust has entered into an Investment Management Agreement (“Advisory Agreement”) with the Adviser.  Under the terms of the Advisory Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions.  The Adviser furnishes an investment program for the Fund, determines what investments should be purchased, sold and held, and makes changes on behalf of the Trust in the investments of the Fund.  At all times the Adviser's actions on behalf of the Fund are subject to the overall supervision and review of the Board.  The Adviser also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Fund.  The Board has been advised of such potential conflicts and believes that the Adviser has adequate policies and procedures designed to minimize the impact of any such conflicts on the Fund’s portfolio.

The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Advisory Agreement, dated as of May 26, 2009, has an initial term of two years, but may be continued thereafter from year to year so long as its continuance is approved at least annually (a) by the vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.

The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Trust (either (i) by vote of a majority of its Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the Trust)  or the Adviser may at any time, without the payment of any penalty, terminate the Advisory Agreement by not more than sixty days’ written notice.

Pursuant to the Advisory Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund.  The management fee is paid at an annual rate equal to 1.5% of the average daily net assets of the Fund.

TRUSTEES AND OFFICERS

The Trust is a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company.  The Fund is the sole series of the Trust.  The Board has overall responsibility for the conduct of the Trust’s affairs.  The day-to-day operations of the Fund are managed by the Adviser, subject to the Trust’s Bylaws and overall supervision and review by the Board.  The Trustees and Officers of the Trust, including those Trustees who are also officers, are listed below.

Name, Age & Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Officers
J. Dowe Bynum* Age 31	Trustee, Vice President, Secretary	Mr. Bynum has served as a Trustee of the Trust since March 2009.	Mr. Bynum is a Principal of and Portfolio Manager for Cook & Bynum Capital Management, LLC since 2006. From August 2001 to December 2006, Mr. Bynum also managed individual accounts at BDR Jennings LLC, in Birmingham, Alabama, which also served as sub-advisor to private investment funds Gullane Capital Partners LLC and Gullane Capital Partners Encore LLC.	1	None
Independent Trustees^
David A. Hobbs Age 32	Trustee	Mr. Hobbs has served as a Trustee of the Trust since May 2009.	Mr. Hobbs has been a Principal of Founders Investment Banking, LLC since June 2003.	1	None

Name, Age & Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Directorships Held by Trustee
Bruce F. Rogers Age 50	Trustee	Mr. Rogers has served as a Trustee of the Trust since May 2009.	Mr. Rogers has been a Partner with the law firm of Bainbridge, Mims, Rogers & Smith LLP (law firm) since January 1990.	1	None

+ Unless otherwise indicated, the address of each Trustee of the Trust is 2204 Lakeshore Drive, Suite 218, Birmingham, AL  35209.

* Mr. Bynum is an interested person, as defined in the 1940 Act, of the Trust because of his affiliation with the Adviser.

^ Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.

** Each Trustee serves for an indefinite term.  Each officer serves for an annual term and until his or her successor is elected and qualified.

Additional Officers of the Trust

Name, Age and Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served*	Principal Occupation(s) During Past 5 Years
Richard P. Cook Age 31	President	Mr. Cook has served as President of the Trust since March 2009.
Since 2006, Mr. Cook has served as a Principal of and Portfolio Manager for Cook & Bynum Capital Management, LLC.  From August 2001 to December 2006, Mr. Bynum also managed individual accounts at BDR Jennings LLC, in Birmingham, Alabama, which also served as sub-advisor to private investment funds Gullane Capital Partners LLC and Gullane Capital Partners Encore LLC .

Benjamin Lowe Age 30 c/o ALPS Advisors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Treasurer	Mr. Lowe has served as the Treasurer of the Trust since May 2009.
Mr. Lowe is Fund Controller with ALPS Fund Services, Inc. since 2005.  Mr. Lowe was  Accounting Team Leader, Founders Asset Management, from 2003 to 2005.  Prior to joining Founders Asset Management, Mr. Lowe was Senior Fund Accountant, INVESCO, from 2000 to 2003.

Phillip Perrone Age 50 c/o ALPS Advisors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Chief Compliance Officer	Mr. Perrone has served as Chief Compliance Officer of the Trust since May, 2009.
Mr. Perrone is Deputy Compliance Officer with ALPS since April 2007. Mr. Perrone was Vice President and CCO for Dividend Capital Realty Income Fund and Dividend Capital Investments, LLC from January 2004 through March 2007.  Prior to joining Dividend Capital, Mr. Perrone was a Compliance Manager at OppenheimerFunds, Inc., from 1998–2004.  Mr. Perrone serves as CCO for Liberty All-Star Growth Fund,  Liberty All-Star Equity Fund, TDX Independence Funds, since 2007; WisdomTree Trust, since 2008.

Ashley Buha Age 34	Vice President and Assistant Secretary	Ms. Buha has served as the Vice President and Assistant Secretary of the Trust since May 2009.
Since January 2009, Ms. Buha has served as Director of Mutual Fund Operations for Cook & Bynum Capital Management, LLC. Ms. Buha was Director of Operations for Jason Buha, LLC (golf conglomerate) from 2001 to January 2009 and also an accountant and assistant to the CFO for the YWCA of Central Alabama from 2007 to 2008.

+ Unless otherwise indicated, the address of each Officer of the Trust is 2204 Lakeshore Drive, Suite 218, Birmingham, AL 35209.

* Each officer serves until his or her successor is elected and qualified.

 The Board of Trustees has two standing committees - the Audit Committee and the Nominating Committee.

Audit Committee

The Board has formed an Audit Committee to (a.) oversee the series of the Trust’s (the “Funds”) accounting and financial reporting policies and practices, and its internal controls; (b) to oversee the quality and objectivity of the Funds’ financial statements and the independent audit thereof; and (c)to act as a liaison between the Funds’ independent auditors and the full Board.  The Audit Committee has adopted a charter to govern such activities.  The members of the Audit Committee are: David Hobbs and Bruce Rogers.

Nominating Committee

The Board has formed a Nominating Committee (“Nominating Committee”).  The Nominating Committee will recommend nominees to the Board for election and periodically review the composition of the Board. The members of the Nominating Committee are: David Hobbs and Bruce Rogers.

Compensation

During the fiscal year ended 2009, each Trustee who is not an "interested person" of the Fund (i.e., an “Independent Trustee”) shall receive an annual retainer of $5,000 with an additional $2,500 paid to the Chairman of the Audit Committee.  All Trustees are permitted reimbursement for any out-of-pocket expenses incurred in connection with attendance at meetings.

Because the Trust is newly organized, the Trust has not yet paid any compensation to its Trustees.  The following table illustrates amounts estimated to be paid for the Fund’s initial fiscal year.

NAME OF TRUSTEE	AGGREGATE COMPENSATION FROM THE FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND’S EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION PAID TO TRUSTEE
J. Dowe Bynum	$-0-	$-0-	$-0-	$-0-
David A. Hobbs* ^	$7,500	$-0-	$-0-	$7,500
Bruce F. Rogers*	$5,000	$-0-	$-0-	$5,000

*  Directors who are not “interested persons” of the Trust as defined under the 1940  Act.
^  Designates Chairman of the Audit Committee

The amounts in the preceding table are based on estimates for the Fund’s initial fiscal year ending on September 30, 2009.

Trustee Ownership of Fund Shares

As of May 31, 2009, the Trustees owned the following aggregate amounts of Fund Shares:

NAME OF TRUSTEE	DOLLAR RANGE OF FUND SHARES HELD IN THE FUND	AGGREGATE DOLLAR RANGE IN ALL FUNDS OVERSEEN BY TRUSTEE IN COMPANY
J. Dowe Bynum	$10,001 - $50,000	$10,001 - $50,000
David A. Hobbs	None	None
Bruce F. Rogers	None	None

As of May 31, 2009 the Trustees and officers of the Fund (and their affiliates), as a group, owned 100% of the Fund's outstanding shares as a result of Mr. Cook’s and Mr. Bynum’s ownership interest in the Fund.

CONTROL PERSONS AND SHAREHOLDERS OWNING IN EXCESS OF 5% OF FUND SHARES

As of the date of this SAI, Mr. Cook, 125 Lake Drive, Birmingham, AL  35213,  and Mr. Bynum, 14 Stonehurst Green, Birmingham, AL 35213, each own 50% of the outstanding shares of the Fund.

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.  After the public offering commences, it is anticipated that Mr. Cook and Mr. Bynum, will no longer control the Fund.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions of the Fund's shares will be made at net asset value (“NAV”).  The Fund's per share NAV is computed on all days on which the New York Stock Exchange (“NYSE”) is open for business and is based on closing prices of the Fund’s portfolio securities as of the close of regular trading hours on the NYSE, currently 4:00 p.m., EST.  In the event that the NYSE closes early, NAV will be determined based on prices prevailing as of the close of trading on the NYSE.  For purposes of computing the NAV of a share of the Fund, securities traded on securities exchanges or in the over-the-counter market in which transaction prices are reported are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations.

The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio.  Securities for which quotations are not available or deemed unreliable as well as restricted securities (and any other assets) are valued at a fair value as determined in good faith by the Adviser pursuant to the Fund’s fair value pricing procedures, subject to the review and supervision of the Board.

The Adviser may use fair value pricing under circumstances that include, but are not limited to, the early closing of the exchange on which a security is traded or suspension of trading in the security.  In addition, the Fund may use fair value pricing for securities traded in non-U.S. markets because, among other factors, foreign markets may be closed on days or times when U.S. markets are open and some markets may remain open after the Fund values its securities at 4:00 p.m., EST.

When the Fund holds securities traded in foreign markets that are open when U.S. markets are closed, significant events, including company specific developments or broad foreign market moves may affect the value of foreign securities held by the Fund.  Consequently, the Fund’s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund.  While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, fixed income securities or other assets held by the Fund.

The Fund’s share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and then dividing the result by the total number of shares outstanding on that day.  Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received.  Since the Fund does not charge sales fees, the NAV is the offering price for shares of the Fund.  The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

COMPENSATION TO FINANCIAL SERVICE ORGANIZATIONS

Certain Financial Service Organizations such as broker-dealers, banks and service providers have made arrangements with the Fund so that an investor may purchase or redeem shares through such organizations. The Adviser, at its own expense and out of its legitimate profits, may provide cash incentives (sometimes referred to as other cash compensation) to these Financial Service Organizations. Those additional cash incentives are payments over and above any transaction fees or administrative fees that may be imposed by the Financial Service Organization. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Service Organization management representatives and/or for training and educating a Financial Service Organizations employees. Cash compensation may also be paid to Financial Service Organizations for inclusion of the Fund on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Service Organization provides shareholder services to Fund shareholders. Other cash compensation payments made by the Adviser may be different for different Financial Service Organizations. Other cash compensation payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments. Other cash compensation payments are always made only to the firm, never to individuals.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, Financial Service Organizations and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by the Adviser.  In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the Adviser's evaluation of the broker’s efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer’s “spread”, the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer, and research services provided.  The Adviser will not take into account the sale of Fund shares when selecting brokers to execute portfolio transactions.

The Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions.  In agency transactions, the Fund generally pays brokerage commissions.  In principal transactions, the Fund generally does not pay commissions.  However, the price paid for the security may include an undisclosed commission or “mark-up” or selling concessions.  The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities.  The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts.  Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price.  In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

The Adviser may combine transaction orders placed on behalf of the Fund with orders placed on behalf of any other advisory client, including any partnership or private account where principals and employees of the Adviser have an interest, for the purposes of obtaining a more favorable transaction price or achieving fair and equitable allocations.  If an aggregated trade is not completely filled, then the Adviser allocates the trade among the Fund and other advisory clients, as applicable, on a pro rata basis or such other allocation method that, in the opinion of the Adviser, will result in fairness to all participants.  Exemptions to trade allocation policies are permitted on a case-by-case basis when judged by the Adviser to be fair and reasonable to the Fund and any other accounts involved.  For example, allocation of investments among other advisory clients and the Fund may not be similar due to, among other reasons, differences in investment objectives, investment strategies and policies, investment restrictions, cash positions, timing and/or asset size.  Since the Fund’s objective will differ at times from those of other advisory clients, it is possible the Fund may not participate in certain aggregated trades or may purchase or sell securities not owned by other advisory clients, and advisory clients may purchase or own securities not purchased or owned by the Fund.

TRADING BY THE PORTFOLIO MANAGER

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Fund, the Adviser, and ALPS Distributor, Inc., the Fund’s distributor have adopted Codes of Ethics restricting personal securities trading by the Fund's Portfolio Manager.  These Codes are on public file, and are available from the Securities and Exchange Commission.  While the Codes permit personal transactions by the Portfolio Manager in securities held or to be acquired by the Fund, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

ADMINISTRATOR

Pursuant to a Fund Accounting and Administration Agreement, ALPS Fund Services, Inc., with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Fund (“ALPS” or the “Administrator”), and has agreed to pay expenses incurred in connection with its administrative activities.  As Administrator, ALPS has agreed: to assist in maintaining the Fund’s office; furnish the Fund with clerical and certain other services required by them; compile data for and prepare notices and semi-annual reports to the Securities and Exchange Commission; calculate the Fund’s daily NAV; prepare any reports that are required by the securities, investment, tax or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate federal and state tax returns; monitor the Fund’s expense accruals; monitor compliance with the Fund’s investment policies and limitations; and generally assist in the Fund’s operations.  The table below provides the administrative fee to be paid by the Fund to ALPS pursuant to the Fund Accounting and Administration Agreement: The greater of (i) $155,000 annually, billed monthly in equal installments; or (ii) an annual administrative fee, billed monthly, in the amount of:

(i)	5 basis points of Fund’s average net assets between $0 - $1 billion; and
(ii)	4 basis points of Fund’s average net assets between $1 billion - $3 billion; and
(iii)	3 basis points of Fund’s average net assets over $3 billion.

DISTRIBUTOR

ALPS Distributors, Inc. (an affiliate of ALPS) (“ADI” or the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust.  Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares.  ADI is not entitled to any compensation for its services as Distributor.  ADI is registered as a broker-dealer with the Securities and Exchange Commission.

The Distribution Agreement may be terminated by either party upon 60 days' prior written notice to the other party.

TRANSFER AGENT

ALPS, pursuant to a Transfer Agency and Service Agreement, serves as Transfer Agent for the Fund.  As Transfer Agent, ALPS has, among other things, agreed to: issue and redeem shares of the Fund; make dividend and other distributions to shareholders of the Fund; effect transfers of shares; mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; facilitate the electronic delivery of shareholder statements and reports; and maintain shareholder accounts.  Under the Transfer Agency and Service Agreement, ALPS receives from the Trust an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses.

CUSTODIAN

Fifth Third Bank, Fifth Third Center 38 Fountain Square Plaza, MD 1090CD, OH 45263 (“Fifth Third”), acts as custodian for the Fund.  As such, Fifth Third holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Trust.  Fifth Third does not exercise any supervisory function over management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services will serve as the Trust's independent registered public accounting firm for its first fiscal year.

LEGAL COUNSEL

Alston & Bird, LLP, 950 F Street, Washington, DC 20004, has passed on certain matters relating to this registration statement and acts as counsel to the Trust.

TAX INFORMATION

The information set forth in the Prospectus and the following discussion relate solely to U.S. federal income tax law and assumes that the Fund qualifies to be taxed as a regulated investment company (as discussed below).  Such information is only a summary of certain key federal income tax considerations and is based on current law.  No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders.  Investors should consult their own tax advisers with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to their own particular situations.

Qualification as a Regulated Investment Company.  The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.  To qualify as a RIC, the Fund must, among other requirements, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or foreign currencies and net income derived from interests in certain publicly traded partnerships.

If for any tax year the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.  Failure to qualify as a RIC would thus have a negative impact on the Fund's income and performance.  It is possible that the Fund will not qualify as a RIC in any given tax year.

If the Fund qualifies as a RIC and distributes at least 90% of its investment company taxable income (taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses), the Fund will not be subject to federal income tax on the investment company taxable income and net capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed.  However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gain.  Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Excise Tax.  The Fund will avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year.  For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year.  The Fund intends to make sufficient distributions to avoid liability for the excise tax.  The Fund may be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Taxation of the Non-Corporate Shareholder.  Distributions of the Fund's investment company taxable income are taxable to you as ordinary income.  A portion of the Fund’s distributions may be treated as “qualified dividend income,” which may be taxable through 2010 to individuals, trusts and estates at lower federal tax rates.  A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.  To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

Distributions of the Fund’s net short-term capital gains (from dispositions of securities held for one year or less at the time of sale or exchange) are taxable to you as ordinary income.  Distributions of the Fund’s net long-term capital gains are taxable to you as long-term capital gains (from dispositions of securities held for more than one year at the time of the sale or exchange).

Distributions that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital.  A return of capital distributions reduces your tax basis in the shares and is treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received.  However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares.  Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution.  The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund’s income is derived from qualifying dividends from domestic corporations.  Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%.  The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividends received deduction.

If a shareholder fails to furnish his social security or other taxpayer identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him.  Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.  The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

In general, you will recognize a gain or loss on a sale or exchange of shares of the Fund in an amount equal to the difference between the amount of your net sales proceeds and your tax basis in the shares.  All or a portion of any such loss may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or exchange.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.  In general, any gain or loss will be capital gain or loss if you held your Fund shares as capital assets.  Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.  Any capital loss arising from the sale or exchange of shares held for one year or less is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares and is otherwise treated as short-term capital loss.

Investment income received from sources within foreign countries, or capital gains earned by the Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source.  In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more.    You will not be able to claim a credit for such taxes on your federal income tax return unless more than 50% of the value of our assets is attributable to foreign stocks and securities and we make an election to pass through foreign tax credits.

If the Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

GENERAL INFORMATION

The Fund does not issue share certificates.  All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.  The shares are redeemable and are freely transferable.  All shares issued and sold by the Fund will be fully paid and nonassessable.

According to the law of Delaware under which the Trust is established, and the Trust’s Bylaws, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940, as amended.  Accordingly, the Trust will not hold annual shareholder meetings unless required to do so under the Act.  Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove trustees.  Any Trustee may be removed at any meeting of the Shareholders by a vote of at least 75% of the Fund’s outstanding common shares.

The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.  All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

PROXY VOTING POLICIES AND PROCEDURES

The Board has approved proxy voting policies and procedures for the Trust.  A copy of the Trust’s proxy voting policies and procedures is attached to this SAI as Appendix A.  These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Fund.  Records of the Fund’s proxy voting records are maintained and are available for inspection.  The Board is responsible for overseeing the implementation of the procedures.  When applicable, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period will be available (i) without charge on the Fund’s website www.cookandbynum.com; upon request, by calling Shareholder Services toll free at 1-877-839-COBY; or by writing to the Trust at c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203 and (ii) on the SEC’s website at http://www.sec.gov.

PERFORMANCE INFORMATION

[From time to time the Fund may quote total return figures.  "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions.  "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

Average Annual Total Return is computed as follows: P(1+T)[n]  = ERV

Where:	P = a hypothetical initial investment of $1000
T = average annual total return
n = number of years
ERV = ending redeemable value of shares at the end of the period

The Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses.  Although information such as that shown above is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In sales literature, the Fund's performance may be compared with that of market indices and other mutual funds.  In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

FINANCIAL STATEMENTS

Audited financial statements as of May 26, 2009 with respect to the Fund are included as part of this document, and have been audited by Cohen Fund Audit Services, Ltd.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
The Cook & Bynum Fund

We have audited the accompanying statement of assets and liabilities of The Cook & Bynum Fund (the “Fund”), as of May 26, 2009 and the related statement of operations for the one day then ended.  These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash as of May 26, 2009, by correspondence with the Fund’s custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of The Cook & Bynum Fund as of May 26, 2009, and the results of its operations for the one day then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.
Westlake, Ohio
June 1, 2009

The Cook & Bynum Fund
Statement of Assets and Liabilities
May 26, 2009

The Cook & Bynum Fund
Assets:
Cash	$100,000
Deferred Offering Costs	163,447
Receivable from Adviser for Organizational Costs	93,108
Total Assets	356,555

Liabilities:
Accrued Offering Costs	$163,447
Payable to Adviser for Organizational Costs	93,108
Total Liabilities	256,555

Net Assets	$100,000

Composition of Net Assets:
Paid in Capital	100,000

Net Assets	$100,000

Net Asset Value Per Share	$10.00

Shares of beneficial interest
outstanding of no par value,
unlimited shares authorized	10,000

The accompanying notes are an integral part of these statements.

The Cook & Bynum Fund
Statement of Operations
For the one day ended May 26, 2009

Expenses:
Organizational Expenses	$93,108

Total Expenses	93,108
Expense Limitation	(93,108)
Net Expenses	-

Net Investment Income	$-

The accompanying notes are an integral part of these statements.

THE COOK & BYNUM FUND

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

NOTE 1 - ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009. The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”).  The affairs of the Trust are managed by a Board of Trustees (the “Board”).  The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”).  The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision. The Fund's investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares being offered by the Trust. Shares issued by the Fund are subject to a 2% redemption fee, if redeemed within 60 days of purchase.

To date, the Fund has not had any transactions other than those relating to organizational matters and the sale of 10,000 shares of beneficial interest to the principals of the Adviser. The following individuals owned beneficially, as of May 26, 2009, 25% or greater of the Fund’s outstanding shares:

Principle Name	Percentage
J. Dowe Bynum	50%
Richard P. Cook	50%

Organizational expenses are borne by the Fund and consist of costs incurred to set up and organize the Fund to legally commence operations. Offering costs are borne by the Fund and consist of legal fees related to preparing the initial registration statement and initial listing fees, and will be amortized over a 12 month period beginning with the commencement of operations of the Fund.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The net asset value (“NAV”) of the common shares will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for trading. Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. Debt securities are stated at fair value as furnished by an independent pricing service based upon modeling techniques utilizing information concerning market transactions and dealer quotations for similar securities or by dealers who make markets in such securities. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board of Trustees.

The Fund’s financial statement is prepared in accordance with accounting principles generally accepted in the United States of America.  This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure for contingent assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

NOTE 3 - INVESTMENT ADVISORY AGREEMENT

The Trust has entered into an Investment Advisory Agreement (“Advisory Agreement”) with the Adviser.  Under the terms of the Advisory Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions.  The Adviser furnishes an investment program for the Fund, determines what investments should be purchased, sold and held, and makes changes on behalf of the Trust in the investments of the Fund.  At all times, the Adviser's actions on behalf of the Fund are subject to the overall supervision and review of the Board.  The Adviser also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Fund.  The Board has been advised of such potential conflicts and believes that the Adviser has adequate policies and procedures designed to minimize the impact of any such conflicts on the Fund’s portfolio.

Pursuant to the Advisory Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund.  The management fee is paid at an annual rate equal to 1.5% of the average daily net assets of the Fund.

Pursuant to an Expense Limitation Agreement, the Adviser has agreed to reduce fees or reimburse the Fund for aggregate expenses of every character incurred by the Fund, including but  not  limited to organizational expenses and investment management fees but excluding interest, taxes, brokerage commissions and other extraordinary expenses not incurred in the ordinary course of the Fund's business (as defined by the Expense Limitation Agreement), to the extent necessary to maintain the Fund’s net annual operating expenses at 1.88% of average daily net assets through February 1, 2011.  Without this agreement expenses for shares of the Fund would be higher. The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate 0f 1.88%, , but only to the extent it does not cause the operating expenses to exceed 1.88% of average daily net assets.  The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred.

Certain officers of the Fund are also officers and owners of the Adviser.

NOTE 4 – OTHER AGREEMENTS

Administrative Agreement

Pursuant to a Fund Accounting and Administration Agreement, ALPS Fund Services, Inc., serves as administrator to the Fund (“ALPS” or the “Administrator”), and has agreed to pay expenses incurred in connection with its administrative activities.  As Administrator, ALPS has agreed to: assist in maintaining the Fund’s office; furnish the Fund with clerical and certain other services required by them; compile data for and prepare notices and semi-annual reports to the Securities and Exchange Commission; calculate the Fund’s daily NAV; prepare any reports that are required by the securities, investment, tax or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate federal and state tax returns; monitor the Fund’s expense accruals; monitor compliance with the Fund’s investment policies and limitations; and generally assist in the Fund’s operations.  The table below provides the administrative fee to be paid by the Fund to ALPS pursuant to the Fund Accounting and Administration Agreement:  The greater of (i) $155,000 annually, billed monthly in equal installments; or (ii) an annual administrative fee, billed monthly, in the amount of:

(i)	5 basis points of the Fund’s average net assets between $0 - $1 billion; and
(ii)	4 basis points of the Fund’s average net assets between $1 billion - $3 billion; and
(iii)	3 basis points of the Fund’s average net assets over $3 billion.

Distribution Agreement

ALPS Distributors, Inc. (an affiliate of ALPS) (“ADI” or the “Distributor”), acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust.  Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares.  ADI is not entitled to any compensation for its services as Distributor.  ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Transfer Agency Agreement

ALPS, pursuant to a Transfer Agency and Services Agreement, serves as Transfer Agent for the Fund.  As Transfer Agent, ALPS has, among other things, agreed to: issue and redeem shares of the Fund; make dividend and other distributions to shareholders of the Fund; effect transfers of shares; mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; facilitate the electronic delivery of shareholder statements and reports; and maintain shareholder accounts.  Under the Transfer Agency and Service Agreement, ALPS receives from the Trust an annual minimum fee of $30,000, a fee based upon the number of shareholder accounts, and is also reimbursed for out-of-pocket expenses.

An employee of ALPS is also an officer of the Fund.

Custody Agreement

Fifth Third Bank, (“Fifth Third”), acts as custodian for the Fund.  As such, Fifth Third holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Trust.  Fifth Third does not exercise any supervisory function over management of the Fund, the purchase and sale of securities, or the payment of distributions to shareholders. The table below provides the domestic fee to be paid by the Fund  to Fifth Third  pursuant to the Custody Agreement:  The greater of (i) $7,500 annually, billed monthly in equal installments; or (ii) an annual domestic fee, billed monthly, in the amount of:

(i)	0.75 basis points of the Fund’s market value between $0 - $100 million; and
(ii)	0.50 basis points of the Fund’s market value between $100,000,001 - $250 million; and
(iii)	0.25 basis points of the Fund’s market value over $250,000,001.

Fifth Third receives from the Fund an annual international custody fee based upon the number of foreign transactions executed and annual foreign market value held by country.

APPENDIX A
COOK & BYNUM  CAPITAL MANAGEMENT, LLC
PROXY VOTING POLICY AND PROCEDURES

Under Rule 206(4) of the Investment Advisers Act of 1940, any adviser that exercises voting authority with respect to client securities must adopt proxy voting policies and procedures.  Cook & Bynum Capital Management, LLC (the “Firm”) may exercise proxy voting authority for each fund of the Cook & Bynum Funds Trust (the “Trust”) and all privately offered unregistered funds (“Private Funds”) managed by the Firm (the Trust and the Private Funds are referred to individually as a “Client”, and, collectively, as the “Funds”), in such cases when a Client’s holdings of an individual stock represent 5% or more of the Client’s portfolio, as outlined in each Client’s offering document.  In those cases that the Firm exercises proxy voting authority, the Firm has adopted the following Proxy Voting Policy and Procedures to ensure that Client proxies are voted in the best interest of the Clients' accounts and are not affected by any material conflicts of interest within the Firm.

With respect to securities held in Client accounts, the Firm shall vote in the best interest of Clients without regard to the Firm’s interest.  Generally, the Firm will support company managements which, in its opinion, have the intent and ability to maximize shareholder wealth over the long term.  Long-term shareholder value need not be sacrificed in favor of short term gains.  Proposals that diminish the rights of shareholders or diminish management or board accountability to the shareholders will typically be opposed. However, reasonable measures that provide the board or management with flexibility for negotiation during unsolicited takeover attempts might be supported provided that such measures do not deter every potential acquisition.  Likewise, compensation plans that appear excessive relative to comparable companies' compensation packages and/or appear unreasonable in light of the performance of the issuer will typically be opposed.  Matters involving social issues or corporate responsibility will be evaluated principally based on their likely impact on the economic value of the issuer.  On occasion, votes may be withheld for certain directors to show our disfavor with a company’s chief executive or particular directors.  (See “Pre-Determined Proxy Voting Policy”).

The Firm has adopted a variety of methods to ensure that proxy votes are not affected by conflicts of interest.  In cases where the Firm votes securities in accordance with its pre-determined policy, the vote is insulated from potential conflicts of interest that the Firm may have.  Only in those instances when the Firm determines that it is in the best interest of Clients to vote securities contrary to its pre-determined policy, does the potential for a conflict arise.

Conflicts of interest may arise when the Firm or an affiliate has a relationship with an issuer (e.g., a routine relationship such as a checking account) whether the Firm has knowledge of the relationship or not.  For purposes of the policy, a “material conflict of interest” is defined as a non-routine relationship between the issuer of a security and the Firm or an affiliate of which the Firm has actual knowledge that may affect the Firm’s judgment in voting securities in the best interest of Client accounts.  Material conflicts may arise when the Firm or an affiliate serves as investment advisor or fiduciary for the issuer or when an affiliate has a significant relationship with the issuer.

In instances where the Firm has determined that it is not in the best interest of its Clients to follow the pre-determined policy, the Chief Compliance Officer of the Firm (the “CCO”) must approve any recommendations for votes.  In the event that the Firm determines that there is a material conflict of interest with respect to the proxy vote, the conflict of interest and the Firm’s recommendation must be disclosed to the Client and, in the case of the Trust, consent or direction must be obtained from the Board of Trustees of the Trust.  All votes in which the Firm has chosen to override the pre-determined policy will be reviewed on a quarterly basis by the CCO of the Firm.  The CCO is responsible for maintaining the documentation regarding any vote recommendations or vote overrides.

The Firm will, at all times, make a best effort to vote all proxies in the best interest of shareholders of the Funds.  However, there may be some instances in which the Firm will choose not to vote or may not be able to vote a proxy.  Issues that may affect proxies for international securities include: extraordinary requirements such as share blocking, or the requirement to vote the security in person.

Investors in the Funds (“Investors”) may contact the Firm to obtain a copy of the proxy voting policy.  In addition, Investors may contact the Firm for information on how the proxies for the securities in their portfolio were voted.  All such information will be mailed to Investors free of charge.

This policy will be reviewed and approved on an annual basis by the CCO of the Firm.

Pre-Determined Proxy Voting Policy

The Firm will vote in accordance with management recommendations on proposals except:  (1) the Firm will oppose proposals that diminish rights of shareholders or diminish management or board accountability to shareholders; and (2) the Firm will oppose compensation plans that are excessive relative to comparable companies’ compensation packages or appear unreasonable in light of the companies’ performance.

PART C — OTHER INFORMATION

Item 23.  Financial Statements and Exhibits

(a)	Declaration of Trust --- (1)

(b)	By-Laws --- (1)

(c)	Instruments defining rights of Shareholders --- None, See Declaration of Trust

(d)	(1) Investment Advisory Agreement --- (2)
(2) Expense Limitation Agreement --- Filed herewith

(e)	Distribution Agreement --- (2)

(f)	Bonus or Profit Sharing Contracts --- None

(g)	Custody Agreement --- (2)

(h)	Other Material Contracts

(1)	Transfer Agency Services Agreement --- (2)

(2)	Transfer Agency Interactive Client Services Agreement --- (2)

(3)	Administration, Bookkeeping and Pricing Services Agreement --- (2)

(4)	Chief Compliance Officer Services Agreement --- (2)

(i)	Legal Opinion --- Filed herewith

(j)	Consent of Independent Auditors --- Filed herewith

(k)	Omitted Financial statements --- None

(l)	Initial Capital Agreements ---

(1)  J. Dowe Bynum - (2)
(2)  Richard P. Cook – (2)

(m)	Rule 12b-1 Plan --- None

(n)	Rule 18f-3 Plan --- None

(o)	Reserved

(p)	Code of Ethics

(1)             Registrant and Adviser’s Code of Ethics --- (2)

(2)             Distributor’s Code of Ethics --- (2)

(q)	Powers of Attorney---(2)

* To be filed by amendment

(1) Incorporated by reference to Registration Statement on Form N-1A previously filed on March 20, 2009.
(2) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A previously filed on June 1, 2009

Item 24.  Persons Controlled by or Under Common Control With Registrant

There are no persons controlled by or under common control with the Fund.

Item 25.  Indemnification

(a)
General.  The Declaration of Trust (the "Declaration of Trust") of the Trust provides that to the fullest extent permitted by Delaware and federal statutory and decisional law, as amended or interpreted, no Trustee or officer of this Trust shall be personally liable to the Trust or the holders of Shares, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust.

Section 5.2 of the Declaration of Trust provides that the Trust shall indemnify each officer or Trustee of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in Article V of the Declaration of Trust by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful.

(b)
Disabling Conduct.  No Trustee or officer shall be protected against any liability to the Corporation or its shareholders if such trustee or officer would be subject to such liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his position (such conduct hereinafter referred to as “Disabling Conduct”).  The Declaration of Trust provides that no indemnification of a trustee or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the trustee or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the trustee or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by:(i) the vote of a majority of a quorum of trustees who are neither "interested persons" of the Corporation as defined in Section 2(a) (19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(c)
Advance Payment.  The Fund may pay any expenses so incurred by any trustee or officer in defending a Proceeding in advance of the final disposition only if  (i) the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking from such indemnitee to reimburse the Trust if it is subsequently determined that the indemnitee is not entitled to such indemnification, (ii) if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met, and (iii) at least one of the following conditions is met: (A) the indemnitee shall provide adequate security for his undertaking, (B) the Trust shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of the Disinterested Non−Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)
Insurance.  To the fullest extent permitted by applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Person becomes involved by virtue of such Person’s capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability.

Item 26.  Business and Other Connections of Investment Adviser

Cook & Bynum Capital Management, LLC, Lakeshore Park Plaza, 2204 Lakeshore Drive, Suite 218, Birmingham, AL  35209, is a registered investment Adviser.  Additional information about the Adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the Adviser’s Form ADV, file number 801- 69930.  Neither the Adviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

Item 27.  Principal Underwriter

(a)
The sole principal underwriter for the Fund is ALPS Distributors, Inc., which acts as distributor for the Registrant and the following other investment companies: AARP Funds, ALPS ETF Trust, ALPS Variable Insurance Trust, BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, CornerCap Group of Funds, DIAMONDS Trust, Drake Funds, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Milestone Funds, MTB Group of Funds, Pax World Funds, PowerShares QQQ 100 Trust Series 1, Realty Funds, Inc., Scottish Widows Investment Partnership, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, State Street Institutional Investment Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, TDAX Independence Funds, Inc., Utopia Funds, W. P. Stewart Funds, Wasatch Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and WisdomTree Trust.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for Registrant, are as follows:

Name and Principal Business Address*	Positions and Offices with Registrant	Positions and Offices with Underwriter

Thomas A. Carter	None	Managing Director – Business Development; Director

Edmund J. Burke	None	President; Director

Spencer Hoffman	None	Director

Jeremy O. May	None	Managing Director – Operations and Client Service; Assistant Secretary; Director

John C. Donaldson	None	Chief Financial Officer

Diana Adams	None	Vice-President; Controller; Treasurer

Robert J. Szydlowski	None	Chief Technology Officer

Tané T. Tyler	None	General Counsel and Secretary

Bradley J. Swenson	None	Chief Compliance Officer

* All addresses are 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c)	Not Applicable.

Item 28.  Location of Accounts and Records

The books and records of the Fund, other than the accounting and transfer agency (including dividend disbursing) records, are maintained by the Fund at 2204 Lakeshore Drive, Suite 218, Birmingham, AL  35209.  The Fund’s accounting and transfer agency records are maintained at 1290 Broadway, Suite 1100, Denver, CO 80203.

(a)	Cook & Bynum Capital Management, LLC, 2204 Lakeshore Drive, Suite 218, Birmingham, AL 35209 (records relating to its function as investment adviser for Registrant).

(b)	ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (records relating to its functions as transfer agent, administrator and fund accounting and services agent for Registrant).

(c)	ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (records relating to its functions as distributor for Registrant).

(d)	Fifth Third Bank, 38 Fountain Square Plaza, MD 1090CD, Cincinnati, Ohio 45263 (records relating to its function as custodian for Registrant).

Item 29.  Management Services

Not applicable

Item 30.  Undertakings

The Registrant undertakes to file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons in the event the Fund chooses to raise its initial capital under Section 14(a) (3) of the Investment Company Act of 1940.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized in the City of Birmingham and State of Alabama on the 22nd day of June, 2009.

COOK & BYNUM  FUNDS TRUST

/s/ RICHARD P. COOK*

By: Richard P. Cook

President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

NAME	TITLE	DATE

/s/ RICHARD P. COOK*	President	June 22, 2009
Richard P. Cook

/s/ BENJAMIN LOWE*	Treasurer / Principal Financial Officer	June 22, 2009
Benjamin Lowe

/s/ J. DOWE BYNUM*	Secretary, Vice President	June 22, 2009
J. Dowe Bynum	& Trustee

/s/ DAVID A. HOBBS*	Trustee	June 22, 2009
David A. Hobbs

/s/ BRUCE F. ROGERS*	Trustee	June 22, 2009
Bruce F. Rogers

*By:	/s/ David J. Baum
David J. Baum
Attorney-In-Fact
Date: June 22, 2009